FIXED INCOME FUNDS

Prospectus  March 1, 2016 (as revised December 6, 2016)

Fund and Class	Ticker
Nationwide Bond Fund Class A	NBDAX
Nationwide Bond Fund Class C	GBDCX
Nationwide Bond Fund Class R	GBDRX
Nationwide Bond Fund Institutional Class	NWIBX
Nationwide Bond Fund Institutional Service Class	MUIBX
Nationwide Core Plus Bond Fund Class A	NWCPX
Nationwide Core Plus Bond Fund Institutional Class	NWCIX
Nationwide Core Plus Bond Fund Institutional Service Class	NWCSX
Nationwide Government Bond Fund Class A	NUSAX
Nationwide Government Bond Fund Class C	GGBCX
Nationwide Government Bond Fund Class R	GGBRX
Nationwide Government Bond Fund Institutional Service Class	NAUGX
Nationwide Government Money Market Fund Investor Shares	MIFXX
Nationwide Government Money Market Fund Service Class	NWSXX
Nationwide Government Money Market Fund Institutional Class	GMIXX
Nationwide HighMark Bond Fund Class A	NWJGX
Nationwide HighMark Bond Fund Class C	NWJHX
Nationwide HighMark Bond Fund Institutional Class	NWJIX
Nationwide HighMark Bond Fund Institutional Service Class	NWJJX
Nationwide HighMark California Intermediate Tax Free Bond Fund Class A	NWJKX
Nationwide HighMark California Intermediate Tax Free Bond Fund Class C	NWJLX
Nationwide HighMark California Intermediate Tax Free Bond Fund Institutional Class	NWJMX

Fund and Class	Ticker
Nationwide HighMark California Intermediate Tax Free Bond Fund Institutional Service Class	NWJNX
Nationwide HighMark National Intermediate Tax Free Bond Fund Class A	NWJOX
Nationwide HighMark National Intermediate Tax Free Bond Fund Class C	NWJPX
Nationwide HighMark National Intermediate Tax Free Bond Fund Institutional Class	NWJQX
Nationwide HighMark National Intermediate Tax Free Bond Fund Institutional Service Class	NWJRX
Nationwide HighMark Short Term Bond Fund Class A	NWJSX
Nationwide HighMark Short Term Bond Fund Class C	NWJTX
Nationwide HighMark Short Term Bond Fund Institutional Class	NWJUX
Nationwide HighMark Short Term Bond Fund Institutional Service Class	NWJVX
Nationwide High Yield Bond Fund Class A	GGHAX
Nationwide High Yield Bond Fund Class C	GHHCX
Nationwide High Yield Bond Fund Institutional Class	GGYIX
Nationwide High Yield Bond Fund Institutional Service Class	GGYSX
Nationwide Ziegler Wisconsin Tax Exempt Fund Class A	NWJWX
Nationwide Ziegler Wisconsin Tax Exempt Fund Class C	NWKGX
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Class	NWJYX
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Service Class	NWJZX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

TABLE OF CONTENTS

2	Fund Summaries
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond
Nationwide HighMark National Intermediate Tax Free Bond
Nationwide HighMark Short Term Bond Fund
Nationwide High Yield Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

42	How the Funds Invest
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond
Nationwide HighMark National Intermediate Tax Free Bond
Nationwide HighMark Short Term Bond Fund
Nationwide High Yield Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

55	Risks of Investing in the Funds

62	Fund Management

65	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

78	Distributions and Taxes

81	Manager-of-Managers Structure

81	Additional Information

82	Financial Highlights

FUND SUMMARY: NATIONWIDE BOND FUND

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.20%	0.21%	0.39%	0.14%	0.19%
Total Annual Fund Operating Expenses	0.89%	1.65%	1.33%	0.58%	0.63%
Fee Waiver/Expense Reimbursement[2]	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	1.51%	1.19%	0.44%	0.49%

1	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2015.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% until at least February 28, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$300	$489	$694	$1,284
Class C shares	254	507	884	1,943
Class R shares	121	408	715	1,589
Institutional Class shares	45	172	310	712
Institutional Service Class shares	50	188	337	773

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$154	$507	$884	$1,943

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable

FUND SUMMARY: NATIONWIDE BOND FUND (cont.)

account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 75.71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed securities, and commercial paper. The Fund also may invest in high-yield bonds (commonly known as “junk bonds”), as well as foreign government and corporate bonds that are denominated in U.S. dollars. Securities in which the Fund invests may include those that pay interest on either a fixed-rate or variable-rate basis. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while seeking safety of principal. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Barclays U.S. Aggregate Bond Index. For example, if the average portfolio duration of the Barclays U.S. Aggregate Bond Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2015, the average portfolio duration of the Barclays U.S. Aggregate Bond Index was 6.06 years, although this can change or fluctuate over time.

The subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s target duration and better serve the Fund’s investment objective.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The price of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Loss of money is a risk of investing in the Fund.

FUND SUMMARY: NATIONWIDE BOND FUND (cont.)

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Institutional Service Class Shares

(Years Ended December 31,)

Best Quarter:    6.49% – 3rd qtr. of 2009

Worst Quarter:    -2.75% – 2nd qtr. of 2013

Year-to-date total return as of September 30, 2016: 6.60%

After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Class shares is December 6, 2012. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Institutional Service Class shares. Performance returns for Institutional Service Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated effective August 1, 2012.

Performance returns for Class A shares reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.24%	2.59%	4.03%
Class C shares – Before Taxes	-1.87%	2.75%	3.77%
Class R shares – Before Taxes	-0.52%	3.19%	4.17%
Institutional Class shares – Before Taxes	0.27%	3.81%	4.79%
Institutional Service Class shares – Before Taxes	0.13%	2.82%	4.29%
Institutional Service Class shares – After Taxes on Distributions	-0.95%	1.25%	2.59%
Institutional Service Class shares – After Taxes on Distributions and Sales of Shares	0.08%	1.61%	2.71%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.55%	3.25%	4.51%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Gary S. Davis, CFA	Senior Investment Professional	Since 2004
Joel S. Buck	Senior Investment Professional	Since 2009
Corsan Maley	Senior Investment Professional	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class : $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Class, Institutional Service Class, Class R: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

FUND SUMMARY: NATIONWIDE BOND FUND (cont.)

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE CORE PLUS BOND FUND

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.14%	0.05%	0.15%
Total Annual Fund Operating Expenses	0.83%	0.49%	0.59%

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$506	$679	$866	$1,407
Institutional Class shares	50	157	274	616
Institutional Service Class shares	60	189	329	738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 77.82% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE CORE PLUS BOND FUND (cont.)

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. For purposes of this policy, the term “fixed-income securities” means bonds, notes, debentures, preferred stock, convertible securities and other instruments that have debt-like characteristics. These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities. The Fund generally invests at least 80% of its net assets in a diversified mix of fixed-income securities that are considered, at the time of their purchase, to be investment grade. The Fund may invest up to 20% of its net assets, at the time of their purchase, in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities, such as high-yield bonds, that carry higher risks, but which potentially offer higher investment rewards.

In managing the Fund’s assets, the subadviser attempts to moderate interest rate risk, seeking to preserve principal in periods of rising interest rates in an attempt to achieve above-average returns over the long run. The Fund is managed so that its weighted-average maturity will range from four to nine years, and its duration will range from three to seven years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s subadviser may sell a security in order to manage risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Preferred stock risk – a preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less

FUND SUMMARY: NATIONWIDE CORE PLUS BOND FUND (cont.)

liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on April 22, 2013. The returns presented for the Fund prior to April 22, 2013 reflect the historical performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848- 0920.

Annual Total Returns – Institutional Class Shares

(Years Ended December 31,)

Best Quarter:     6.28% – 3rd qtr. 2009

Worst Quarter:     -8.89% – 3rd qtr. 2008

Year-to-date total return as of September 30, 2016: 6.37%

After tax returns are shown for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Class A and Institutional Service Class shares commenced operations on April 24, 2013. Pre-inception historical performance for each of these share classes is based on the previous performance of Institutional Class shares (which is based on the previous performance of the Predecessor Fund). Compared to the performance of Institutional Class shares, the performance for Class A and Institutional Service Class shares has been adjusted to reflect differences in sales charges, but not differing expenses.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-3.62%	2.89%	4.34%
Institutional Class shares – Before Taxes	0.92%	3.96%	4.88%
Institutional Class shares – After Taxes on Distributions	-0.38%	2.40%	3.16%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	0.56%	2.49%	3.15%
Institutional Service Class shares – Before Taxes	1.06%	3.97%	4.88%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.55%	3.25%	4.51%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Thompson, Siegel & Walmsley LLC

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
William M. Bellamy, CFA	Director of Income Strategies	Since 2002

FUND SUMMARY: NATIONWIDE CORE PLUS BOND FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class A: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Class A): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Class A): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE GOVERNMENT BOND FUND

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.46%	0.38%	0.58%	0.42%
Total Annual Fund Operating Expenses	1.16%	1.83%	1.53%	0.87%
Fee Waiver/Expense Reimbursement[1]	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.08%	1.75%	1.45%	0.79%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.70% until at least March 31, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$333	$577	$841	$1,595
Class C shares	278	568	983	2,141
Class R shares	148	476	827	1,817
Institutional Service Class shares	81	270	474	1,065

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$178	$568	$983	$2,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 27.70% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE GOVERNMENT BOND FUND (cont.)

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in securities issued by the United States government and its agencies and instrumentalities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index. For example, if the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2015, the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index was 6.05 years, although this can change or fluctuate over time.

The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may cause the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges are applicable and were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Please call 800-848-0920 for the Fund’s current 30-day yield.

FUND SUMMARY: NATIONWIDE GOVERNMENT BOND FUND (cont.)

Annual Total Returns – Institutional Service Class Shares

(Years Ended December 31,)

Best Quarter:    5.66% – 4th qtr. of 2008

Worst Quarter:    -2.73% – 2nd qtr. of 2013

Year-to-date total return as of September 30, 2016: 4.31%

After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Performance returns for the Institutional Service Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated effective August 1, 2012. Performance returns for Class A shares reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.66%	1.08%	3.16%
Class C shares – Before Taxes	-2.13%	1.29%	2.95%
Class R shares – Before Taxes	-0.75%	1.65%	3.35%
Institutional Service Class shares – Before Taxes	-0.09%	1.31%	3.42%
Institutional Service Class shares – After Taxes on Distributions	-0.82%	0.25%	2.02%
Institutional Service Class shares – After Taxes on Distributions and Sales of Shares	-0.05%	0.63%	2.16%
The BofA Merrill Lynch AAA US Treasury/Agency Master Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.22%	0.19%	1.57%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Nationwide Asset Management, LLC

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 1997
Joel S. Buck	Senior Investment Professional	Since 2009
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders to Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

FUND SUMMARY: NATIONWIDE GOVERNMENT BOND FUND (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE GOVERNMENT MONEY MARKET FUND

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. There are no sales charges to purchase or sell shares of the Fund.

	Investor Shares	Service Class Shares	Institutional Class Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	None	0.15%	None
Other Expenses	0.26%	0.26%	0.11%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.67%	0.82%	0.52%
Fee Waiver/Expense Reimbursement[1]	None	(0.05)%	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.67%	0.77%	0.52%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.75% until February 28, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to Service Class shares only, excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$68	$214	$373	$835
Service Class shares	79	257	450	1,009
Institutional Class shares	53	167	291	653

FUND SUMMARY: NATIONWIDE GOVERNMENT MONEY MARKET FUND (cont.)

Principal Investment Strategies

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States.

The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase. The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a weighted average life of no more than 120 calendar days.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash.

The Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. However, the Fund’s Board of Trustees may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value.

Other risks of investing in the Fund include:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Credit risk – U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Credit risk is the risk that an issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Redemption and liquidity risk – the risk that the Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers, or due to general market conditions and a lack of willing buyers.

Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Investments in other money market mutual funds risk – to the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

U.S. government securities risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or

FUND SUMMARY: NATIONWIDE GOVERNMENT MONEY MARKET FUND (cont.)

instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Risk associated with holding cash – Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Prior to September 30, 2016, Investor Shares were known as Prime Shares.

Please call 800-848-0920 for the Fund’s current 7-day yield.

Annual Total Returns – Investor Shares

(Years Ended December 31,)

Best Quarter:    1.24% – 3rd qtr. of 2007

Worst Quarter:    0.00% – 2nd qtr. of 2009

Year-to-date total return as of September 30, 2016: 0.00%

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Investor Shares	0.00%	0.00%	1.14%
Service Class shares	0.00%	0.00%	1.10%
Institutional Class shares	0.00%	0.00%	1.16%
iMoneyNet Prime Retail Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.00%	0.46%	1.46%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Federated Investment Management Company

Purchase and Sale of Fund Shares

Minimum Initial Investment
Investor Shares: $2,000
Service Class Shares: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Investor Shares): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Investor Shares: $100
Service Class Shares, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Investor Shares): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders to Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND

Objective

The Fund seeks total return through investments in fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.22%	0.17%	0.07%	0.31%
Total Annual Fund Operating Expenses	0.90%	1.35%	0.50%	0.74%

1	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2015.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$315	$506	$712	$1,308
Class C shares	237	428	739	1,624
Institutional Class shares	51	160	280	628
Institutional Service Class shares	76	237	411	918

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 43.07% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●	Corporate bonds issued by U.S. or foreign companies that are rated in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment grade”);
●	Investment-grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●

Investment-grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities.

The Fund will maintain an average duration of between 3 and 6 years, which the Fund’s subadviser expects to be within one year of the duration of the Barclays U.S. Aggregate Bond Index.

The subadviser considers several factors when selecting fixed-income securities for the Fund’s portfolio, including:

●	An assessment of the future level of interest rates and inflation;
●	Expectations for U.S. and global economic growth;
●	Relative yields among securities in various market sectors and
●	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have a greater exposure to liquidity risk than domestic securities.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risks – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.96% – 3rd qtr. 2009

Worst quarter:    -3.15% – 3rd qtr. 2008

Year-to-date total return as of September 30, 2016: 6.46%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.62%	2.66%	4.19%
Class A shares – After Taxes on Distributions	-3.50%	1.25%	2.67%
Class A shares – After Taxes on Distributions and Sales of Shares	-1.44%	1.59%	2.72%
Class C shares	-1.80%	2.69%	4.00%
Institutional Class shares	-0.05%	3.41%	4.70%
Institutional Service Class shares	-0.12%	3.36%	4.68%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.55%	3.25%	4.51%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc.

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
E. Jack Montgomery, CFA	Managing Director, Director, Taxable Fixed Income	Since 1994
Jeffrey Klein, CFA	Managing Director, Senior Fixed Income Portfolio Manager	Since 2010
Gregory Lugosi	Vice President, Fixed Income Portfolio Manager	Since 1994
David Wines, CFA	President and Chief Fixed Income Officer	Since 2013

FUND SUMMARY: NATIONWIDE HIGHMARK BOND FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.19%	0.18%	0.12%	0.21%
Total Annual Fund Operating Expenses	0.89%	1.38%	0.57%	0.66%
Fee Waiver/Expense Reimbursement[2]	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%	1.30%	0.49%	0.58%

1	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2015.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.49% until at least March 31, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$306	$495	$699	$1,289
Class C shares	232	429	748	1,650
Institutional Class shares	50	175	310	706
Institutional Service Class shares	59	203	360	815

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$132	$429	$748	$1,650

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 7.78% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

Principal Investment Strategies

The Fund invests primarily in investment-grade (either rated in the four highest rating categories of nationally recognized statistical ratings organizations or determined by the Adviser or subadviser to be of comparable quality) municipal bonds and notes that are tax-exempt in California.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds, the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the subadviser will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser considers factors such as:

●	The potential direction of interest rate changes;
●	Its expectations for the U.S. economy in general and California’s economy in particular and
●	The credit rating and stability of the issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

California state specific risk – by concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and vote initiatives could have an adverse effect on the debt obligations of

California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Alternative minimum tax risk – the Fund may invest up to 20% of its total assets in municipal securities that generate interest which is subject to the AMT. As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Loss of money is a risk of investing in the Fund.

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

Performance

The Fund has adopted the historical performance of the HighMark California Intermediate Tax-Free Bond Fund, a former series of HighMark Funds (the ”Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.57% – 3rd qtr. 2009

Worst quarter:    -2.65% – 4th qtr. 2010

Year-to-date total return as of September 30, 2016: 2.38%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the

Predecessor Fund. The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-0.45%	2.96%	3.28%
Class A shares – After Taxes on Distributions	-0.52%	2.90%	3.23%
Class A shares – After Taxes on Distributions and Sales of Shares	0.75%	2.82%	3.17%
Class C shares	0.29%	2.99%	3.04%
Institutional Class shares	2.03%	3.70%	3.77%
Institutional Service Class shares	1.98%	3.67%	3.76%
Barclays 7-Year Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	3.26%	4.48%	4.82%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc.

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Robert Bigelow	Managing Director, Director, Tax-Exempt Fixed Income	Since 1994
Raymond Mow	Vice President, Senior Portfolio Manager	Since 1995
David Wines, CFA	President and Chief Fixed Income Officer	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

FUND SUMMARY: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND (cont.)

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions primarily are exempt from regular federal income tax and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.38%	0.37%	0.32%	0.40%
Total Annual Fund Operating Expenses	1.08%	1.57%	0.77%	0.85%
Fee Waiver/Expense Reimbursement[2]	(0.30)%	(0.30)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	1.27%	0.47%	0.55%

1	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2015.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.47% until at least March 31, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$303	$532	$779	$1,486
Class C shares	229	466	827	1,842
Institutional Class shares	48	216	398	926
Institutional Service Class shares	56	241	442	1,021

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$129	$466	$827	$1,842

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 13.50% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

Principal Investment Strategies

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (or fixed-income securities) the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goal of providing high current income that is exempt from federal income tax. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the subadviser will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser considers factors such as:

●	The potential direction of interest rate changes;
●	Its expectations for the U.S. economy in general and
●	The credit rating and stability of the issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Alternative minimum tax risk – The Fund may invest up to 20% of its total assets in municipal securities that generate interest which is subject to the AMT. As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark National Intermediate Tax-Free Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    4.17% – 3rd qtr. 2009

Worst quarter:    -2.56% – 4th qtr. 2010

Year-to-date total return as of September 30, 2016: 2.42%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. From September 27, 2007 to December 3, 2009, no Class C shares of the Predecessor Fund were outstanding and performance data for Class C shares during this period was based on the previous performance of Fiduciary Class shares of the Predecessor Fund, as adjusted to reflect higher share class expenses for Class C shares than for Fiduciary Shares.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-0.58%	2.49%	3.14%
Class A shares – After Taxes on Distributions	-0.97%	2.27%	3.02%
Class A shares – After Taxes on Distributions and Sales of Shares	0.82%	2.46%	3.07%
Class C shares	0.16%	2.50%	2.67%
Institutional Class shares	2.02%	3.26%	3.65%
Institutional Service Class shares	1.97%	3.24%	3.63%
Barclays 7-Year Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	3.26%	4.48%	4.82%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc.

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Robert Bigelow	Managing Director, Director, Tax-Exempt Fixed Income	Since 1996
Raymond Mow	Vice President, Senior Portfolio Manager	Since 1996
David Wines, CFA	President and Chief Fixed Income Officer	Since 2013

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

FUND SUMMARY: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND (cont.)

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Objective

The Fund seeks total return through investments in fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.18%	0.19%	0.10%	0.18%
Total Annual Fund Operating Expenses	0.78%	1.29%	0.45%	0.53%

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$303	$469	$649	$1,169
Class C shares	231	409	708	1,556
Institutional Class shares	46	144	252	567
Institutional Service Class shares	54	170	296	665

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 34.54% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Principal Investment Strategies

The Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●	Corporate bonds issued by U.S. or foreign companies that are rated in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment-grade”);
●	Investment-grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●

Investment-grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities. The Fund will maintain an average duration of between 1 and 3 years.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

●	An assessment of the future level of interest rates and inflation;
●	Expectations for U.S. and global economic growth;
●	Relative yields among securities in various market sectors and
●	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The subadviser may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have a greater exposure to liquidity risk than domestic securities.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risks – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark Short Term Bond Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    2.19% – 3rd qtr. 2009

Worst quarter:    -0.80% – 2nd qtr. 2013

Year-to-date total return as of September 30, 2016: 2.15%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.16%	0.57%	2.27%
Class A shares – After Taxes on Distributions	-2.59%	0.04%	1.40%
Class A shares – After Taxes on Distributions and Sales of Shares	-1.22%	0.23%	1.43%
Class C shares	-1.34%	0.57%	2.06%
Institutional Class shares	0.41%	1.33%	2.82%
Institutional Service Class shares	0.47%	1.31%	2.81%
Barclays 1-3 Year U.S. Government/Credit Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	0.65%	0.98%	2.74%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc.

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
E. Jack Montgomery, CFA	Managing Director, Director, Taxable Fixed Income	Since 2004
Jeffrey Klein, CFA	Managing Director, Senior Fixed Income Portfolio Manager	Since 2010
Gregory Lugosi	Vice President, Fixed Income Portfolio Manager	Since 2004
David Wines, CFA	President and Chief Fixed Income Officer	Since 2013

FUND SUMMARY: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE HIGH YIELD BOND FUND

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.75%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.98%	0.99%	0.86%	1.06%
Total Annual Fund Operating Expenses	1.78%	2.29%	1.41%	1.61%
Fee Waiver/Expense Reimbursement[1]	(0.66)%	(0.66)%	(0.66)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.12%	1.63%	0.75%	0.95%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.75% until February 28, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$534	$900	$1,289	$2,378
Class C shares	241	652	1,165	2,575
Institutional Class shares	77	381	708	1,634
Institutional Service Class shares	97	443	814	1,855

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$166	$652	$1,165	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended October 31, 2015, the Fund’s portfolio turnover rate was 42.55% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE HIGH YIELD BOND FUND (cont.)

Principal Investment Strategies

The Fund invests in a portfolio of higher-yielding, lower-rated fixed-income securities issued by foreign and U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in high-yield bonds. High-yield bonds are lower-rated or non-investment grade, and often are referred to as “junk bonds.” Such securities are considered to be of poorer quality and are predominantly speculative. High-yield bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

The Fund may invest in fixed-income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed-income securities may include, but are not limited to, mortgage-backed securities and asset-backed securities. The Fund may also invest in corporate loans. Up to 25% of the Fund’s total assets may be invested in foreign securities, which may include securities of issuers in emerging market countries. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure. In addition, these derivatives may be used for investment (non-hedging) purposes in an effort to earn income, to enhance returns, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual currencies.

The Fund invests in securities that the subadviser expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating. In selecting securities, the subadviser uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors (such as historical operating results, calculation of credit ratios and expected future outlook) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility. The Fund’s subadviser may sell a security in order to manage risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or

FUND SUMMARY: NATIONWIDE HIGH YIELD BOND FUND (cont.)

long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.”

Derivatives risk – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying currency or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying bond.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the UBS High Yield Fund, a former series of The UBS Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on November 19, 2012. The returns presented for the Fund prior to November 19, 2012 reflect the historical performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Institutional Class Shares (Years Ended December 31,)

Best quarter:     19.58% – 2nd qtr. 2009

Worst quarter:     -16.49% – 4th qtr. 2008

Year-to-date total return as of September 30, 2016: 10.03%

FUND SUMMARY: NATIONWIDE HIGH YIELD BOND FUND (cont.)

After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date of the Institutional Service Class shares was November 21, 2012. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a higher level of expenses than for Institutional Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-8.84%	2.88%	4.81%
Class C shares – Before Taxes	-6.09%	3.30%	4.79%
Institutional Class shares – Before Taxes	-4.40%	4.10%	5.60%
Institutional Class shares – After Taxes on Distributions	-6.64%	1.47%	2.64%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	-2.42%	2.10%	3.12%
Institutional Service Class shares – Before Taxes	-4.73%	3.99%	5.54%
BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index (The Index does not pay sales charges, fees, expenses or taxes.)	-4.52%	4.84%	6.73%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

UBS Asset Management (Americas) Inc.

(formerly UBS Global Asset Management (Americas) Inc.)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Craig Ellinger	Managing Director	Since 2010
Matthew Iannucci	Executive Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.28%	0.28%	0.24%	0.28%
Total Annual Fund Operating Expenses	1.03%	1.53%	0.74%	0.78%
Fee Waiver/Expense Reimbursement[1]	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	1.39%	0.60%	0.64%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.60% until at least March 31, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” commencing on page 65 of this Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$314	$532	$768	$1,444
Class C shares	242	470	821	1,812
Institutional Class shares	61	222	398	905
Institutional Service Class shares	65	235	420	953

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$142	$470	$821	$1,812

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 2.62% of the average value of its portfolio.

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and political authorities, and certain other governmental issuers) and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the subadviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the subadviser believes could be good investments for the Fund, the subadviser may invest more than 25% of the Fund’s net assets in debt obligations issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax. The Fund does not seek to concentrate its investments in any particular industry and generally will not invest more than 25% of its net assets in tax exempt obligations payable from the revenues of any single industry. However, when the subadviser is unable to find a sufficient supply of other qualifying tax exempt obligations, it may invest more than 25% of the Fund’s net assets in tax-exempt bonds payable from the revenues of any of the housing, healthcare or utilities industries.

The Fund invests primarily in tax exempt obligations that are rated investment-grade (the four highest rating categories of nationally recognized statistical ratings organizations) at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the subadviser determines, at the time of purchase, are of comparable quality to obligations rated investment-grade.

The Fund may invest up to 20% of its net assets in tax exempt obligations that are rated below investment-grade (but not rated below B) and in unrated bonds that the subadviser determines, at the time of purchase, to be of comparable quality (these below investment-grade obligations are sometimes referred to as “junk bonds” or high-yield bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the subadviser may reassess its view of the issuer’s credit quality. The subadviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the subadviser may sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the subadviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The subadviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond. Although a significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, the ability of the insurer to pay principal and interest in the event of default by the issuer cannot be assured.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Geographic concentration risk – the Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Currently, due to its profound fiscal crisis and shrinking economy, Puerto Rico’s general bond obligations have been downgraded to junk bond status with an increasing likelihood of default. In addition, future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation or voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Concentration risk – the risk associated with exposure to any one industry or sector. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment.

The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Limited supply risk – only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Alternative minimum tax risk – the Fund may invest up to 20% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Nondiversified fund risk – the Fund is a “nondiversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark Wisconsin Tax-Exempt Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track Wisconsin Tax-Exempt Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    6.32% – 3rd qtr. 2009

Worst quarter:    -3.92% – 4th qtr. 2010

Year-to-date total return as of September 30, 2016: 4.08%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Shares for the period from June 8, 2009 to August 3, 2010 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary

Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-1.80%	2.14%	2.60%
Class A shares – After Taxes on Distributions	-1.80%	2.14%	2.60%
Class A shares – After Taxes on Distributions and Sales of Shares	0.21%	2.37%	2.75%
Class C shares	-1.03%	2.15%	2.28%
Institutional Class shares	0.72%	2.88%	2.99%
Institutional Service Class shares	0.67%	2.86%	2.97%
Barclays Municipal Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	3.26%	4.48%	4.82%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Ziegler Capital Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Paula M. Horn	Chief Investment Officer	Since 2009
Richard K. Marrone	Senior Portfolio Manager	Since 2016
Richard D. Scargill	Vice President and Portfolio Manager	Since 2009
Eric Zenner	Vice President and Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

FUND SUMMARY: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions primarily are exempt from regular federal income tax and state income tax for residents of Wisconsin. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW THE FUNDS INVEST: NATIONWIDE BOND FUND

Objective

The Nationwide Bond Fund seeks as high a level of current income as is consistent with preserving capital. This objective can be changed by Nationwide Mutual Fund’s (the “Trust’s”) Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are investment grade, including corporate bonds, mortgage-backed securities and U.S. government securities. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund also may invest a portion of its assets in foreign government and corporate bonds that are denominated in U.S. dollars and in high-yield bonds. Securities in which the Fund invests may include those that pay interest on either a fixed-rate or variable-rate basis.

In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Barclays U.S. Aggregate Bond Index. For example, if the average portfolio duration of the Barclays U.S. Aggregate Bond Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2015, the average portfolio duration of the Barclays U.S. Aggregate Bond Index was 6.06 years, although this can change or fluctuate over time. The subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s target duration and better serve the Fund’s investment objective.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED SECURITIES RISK and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE CORE PLUS BOND FUND

Objective

The Nationwide Core Plus Bond Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. For purposes of this policy, the term “fixed-income securities” means bonds, notes, debentures, preferred stock, convertible securities and other instruments that have debt-like characteristics. These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities. The Fund generally invests at least 80% of its net assets in a diversified mix of fixed-income securities that are considered, at the time of their purchase, to be investment grade. The Fund may invest up to 20% of its net assets, at the time of their purchase, in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities, such as high-yield bonds, that carry higher risks, but which potentially offer higher investment rewards.

In managing the Fund’s assets, the subadviser attempts to moderate interest rate risk, seeking to preserve principal in periods of rising interest rates in an attempt to achieve above-average returns over the long run. The subadviser structures the Fund based largely on its assessment of the following factors:

●	current economic conditions and trends;
●	the Federal Reserve Board’s management of monetary policy;
●	fiscal policy;
●	inflation expectations;
●	government and private credit demands and
●	global conditions.

Once the subadviser has carefully analyzed these factors, it formulates an outlook for the direction of interest rates, and adjusts the average maturity and/or duration of the Fund accordingly. The subadviser expects the weighted-average maturity of the Fund to range from four to nine years, and its duration to range from three to seven years.

In addition to judgment about the direction of interest rates, the subadviser shifts emphasis among sectors, credit qualities and coupons based on an analysis of relative values and interest rate spreads. The liquidity and marketability of individual issues and diversification within the Fund also are considered in the portfolio construction process. The Fund’s subadviser may sell a security in order to manage risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Preferred stock – a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Convertible securities – debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

U.S. government securities – are debt securities issued and/ or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/ or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

HOW THE FUNDS INVEST: NATIONWIDE CORE PLUS BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, CREDIT RISK, HIGH-YIELD BONDS RISK, INTEREST RATE

RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED SECURITIES RISK, PREFERRED STOCK RISK and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE GOVERNMENT BOND FUND

Objective

The Nationwide Government Bond Fund seeks as high a level of current income as is consistent with preserving capital. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting investments for the Fund, the subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund also may look for bonds that the subadviser believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index. For example, if the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2015, the average portfolio duration of the Bank of America Merrill Lynch U.S. Treasury & Agency Index was 6.05 years, although this can change or fluctuate over time.

The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.

Key Terms:

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED SECURITIES RISK and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE GOVERNMENT MONEY MARKET FUND

Objective

The Nationwide Government Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 calendar days or less that are Eligible Securities as defined by applicable regulations at the time of purchase. These money market obligations primarily include:

●	U.S. government securities;
●	repurchase agreements, which are agreements to buy a security and then sell the security back after a short period of time at a higher price and
●	shares of other money market mutual funds.

These securities may pay interest on either a fixed-rate or variable-rate basis. All of the money market obligations held by the Fund must be denominated in U.S. dollars.

The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a weighted average life of no more than 120 days.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash. The Fund’s 80% policy can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. However, the Board of Trustees may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Key Terms:

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Securities issued or guaranteed directly by the U.S. government, such as U.S. Treasury securities, are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Repurchase agreements – agreements under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price. The purchased securities constitute collateral for the seller’s repurchase obligation. Therefore, a repurchase agreement is effectively a loan by the fund that is collateralized by the securities purchased. Repurchase agreements in which the Fund enters are collateralized either by U.S. government securities and/or cash.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value.

In addition, the Fund is subject to CREDIT RISK, INTEREST RATE RISK, MARKET AND SELECTION RISKS, INVESTMENTS IN OTHER MONEY MARKET MUTUAL FUNDS RISK, REDEMPTION AND LIQUIDITY RISK, REPURCHASE AGREEMENTS RISK, RISK ASSOCIATED WITH HOLDING CASH and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55 of this Prospectus.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK BOND FUND

Objective

The Nationwide HighMark Bond Fund seeks total return through investments in fixed-income securities. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in fixed-income securities which include:

●	U.S. government securities;
●	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
●	Investment-grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●

Investment-grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities.

The Fund will maintain an average duration of between 3 and 6 years, which the Fund’s subadviser expects to be within one year of the duration of the Barclays U.S. Aggregate Bond Index.

The subadviser considers several factors when selecting fixed-income securities for the Fund’s portfolio, including:

●	An assessment of the future level of interest rates and inflation;
●	Expectations for U.S. and global economic growth;
●	Relative yields among securities in various market sectors and
●	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Objective

The Nationwide HighMark California Intermediate Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in investment-grade municipal bonds and notes (or fixed-income securities) that are tax-exempt in California. The Fund considers a security to be investment grade if it is rated BBB- or better by S&P; Baa3 or better by Moody’s; similarly rated by another nationally recognized securities rating organization; or, if not rated, determined to be of comparable quality by the Fund’s Adviser or subadviser.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the subadviser will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser considers factors such as:

●	The potential direction of interest rate changes;
●	Their expectations for the U.S. economy in general and California’s economy in particular; and
●	The credit rating and stability of the issuers.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to ALTERNATIVE MINIMUM TAX RISK, CALIFORNIA STATE SPECIFIC RISK, CREDIT RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Objective

The Nationwide HighMark National Intermediate Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (or fixed-income securities) the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund’s investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goal of providing high current income that is exempt from federal income tax. Investors who may be subject to the alternative minimum tax (“AMT”) should note that the subadviser will invest at least 80% of the Fund’s net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the subadviser consider factors such as:

●	The potential direction of interest rate changes;
●	Their expectations for the U.S. economy in general and
●	The credit rating and stability of the issuers.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Maturity – is the date on which the principal amount of a security is required to be paid to investors.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to ALTERNATIVE MINIMUM TAX RISK, CREDIT RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Objective

The Nationwide HighMark Short Term Bond Fund seeks total return through investments in fixed-income securities. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
●	Investment-grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●

Investment-grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities. The Fund will maintain an average duration of between 1 and 3 years.

The subadviser considers several factors when selecting securities for the Fund’s portfolio, including:

●	An assessment of the future level of interest rates and inflation;
●	Expectations for U.S. and global economic growth;
●	Relative yields among securities in various market sectors and
●	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The subadviser also considers the current state of a fixed-income security issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The subadviser may continue to hold a fixed-income security that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The subadviser may sell a security if, among other reasons, the credit quality of the security deteriorates significantly or if a better relative value can be obtained from another security.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – are debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Duration – is a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

HOW THE FUNDS INVEST: NATIONWIDE HIGHMARK SHORT TERM BOND FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE HIGH YIELD BOND FUND

Objective

The Nationwide High Yield Bond Fund seeks to provide high current income, as well as capital growth when consistent with high current income. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests in a portfolio of higher-yielding, lower-rated fixed-income securities issued by foreign and U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in high-yield bonds. High-yield bonds are lower-rated or non-investment grade (i.e., rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s), with no minimum acceptable rating. Securities rated in these categories are considered to be of poorer quality and are predominantly speculative. Bonds in these categories are often referred to as “junk bonds.” High-yield bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

The Fund may invest in fixed-income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed-income securities may include, but are not limited to, mortgage-backed securities and asset-backed securities. The Fund may also invest in corporate loans. Up to 25% of the Fund’s total assets may be invested in foreign securities, which may include securities of issuers in emerging market countries. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure. In addition, these derivatives may be used for investment (non-hedging) purposes in an effort to earn income, to enhance returns, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual currencies.

The Fund invests in securities that the subadviser expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating. In selecting securities, the subadviser uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors (such as historical operating results, calculation of credit ratios and expected future outlook) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The subadviser’s fixed-income strategies combine judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed-income securities. The subadviser also determines optimal sector, security and credit rating weightings based on its assessment of macro and microeconomic factors. Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and credit rating evaluation.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Emerging market countries – are developing and low- or middle-income countries that are included in the MSCI Emerging Markets® Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. The values of currency futures and forward foreign currency exchange contracts are based on changes in the values of international currencies.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CORPORATE LOANS RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Objective

The Nationwide Ziegler Wisconsin Tax Exempt Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and political authorities, and certain other governmental issuers) and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.”

When the subadviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the subadviser believes could be good investments for the Fund, the subadviser may invest more than 25% of the Fund’s net assets in debt obligations (or fixed-income securities) issued by or on behalf of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa, the Northern Mariana Islands and their municipalities and other political subdivisions and public authorities, the income from which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax. The Fund does not seek to concentrate its investments in any particular industry and generally will not invest more than 25% of its net assets in tax exempt obligations payable from the revenues of any single industry. However, when the subadviser is unable to find a sufficient supply of other qualifying tax exempt obligations, it may invest more than 25% of the Fund’s net assets in tax-exempt bonds payable from the revenues of any of the housing, healthcare or utilities industries. The Fund is classified as a “nondiversified” fund under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., at least Baa3/BBB-) or that are unrated but that the subadviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its net assets in tax exempt obligations that are rated below investment grade (but not rated below B) and in unrated bonds that the subadviser determines, at the time of purchase, to be of comparable quality (these below investment-grade obligations are sometimes referred to as “junk bonds” or high-yield bonds).

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, the obligation may be downgraded or the subadviser may reassess its view of the issuer’s credit quality. The subadviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the subadviser may sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the subadviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The subadviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to ALTERNATIVE MINIMUM TAX RISK, CREDIT RISK, CONCENTRATION RISK, GEOGRAPHIC CONCENTRATION RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIMITED SUPPLY RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, NONDIVERSIFIED FUND RISK and PREPAYMENT AND CALL RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Alternative minimum tax risk – the Nationwide Ziegler Wisconsin Tax Exempt Fund, the Nationwide HighMark California Intermediate Tax Free Bond Fund and the Nationwide HighMark National Intermediate Tax Free Bond Fund may invest up to 20% of their total assets in municipal securities that generate interest which is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also may be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

California state specific risk – by concentrating its investments in California, the Nationwide HighMark California Intermediate Tax Free Bond Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Concentration risk – (Nationwide Ziegler Wisconsin Tax Exempt Fund) the risk associated with exposure to any one industry or sector. The Fund does not seek to concentrate its investments in any particular industry and generally will not invest more than 25% of its net assets in tax exempt obligations payable from the revenues of any single industry. However, when the subadviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s net assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Convertible securities risk – (Nationwide Core Plus Bond Fund) the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Corporate loans risk – (Nationwide High Yield Bond Fund) commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not

RISKS OF INVESTING IN THE FUNDS (cont.)

completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment-grade securities. Although a significant portion of the credit ratings of the tax exempt obligations held by the Nationwide Ziegler Wisconsin Tax Exempt Fund are enhanced by insurance, the ability of the insurer to pay principal and interest in the event of default by the issuer cannot be assured.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by a Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth-highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Credit enhancement risk – securities in which the Nationwide Ziegler Wisconsin Tax Exempt Fund invest may be subject to credit enhancement (for example, guarantees or letters of credit). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to credit enhancement. If the credit quality of the credit enhancement provider is downgraded, the rating on a security credit-enhanced by such credit enhancement provider also may be downgraded.

Derivatives risk – (Nationwide High Yield Bond Fund) a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no

RISKS OF INVESTING IN THE FUNDS (cont.)

currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. The Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivative holdings. The Fund’s liquidity also may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Leverage – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Recent legislation proposes new regulation of funds’ use of derivative instruments. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – (Nationwide High Yield Bond Fund) the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also may face other significant internal or external risks, including the nationalization of assets, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets also may have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed

RISKS OF INVESTING IN THE FUNDS (cont.)

markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●	political and economic instability;
●	sanctions imposed by other foreign governments, including the United States;
●	the impact of currency exchange rate fluctuations;
●	reduced information about issuers;
●	higher transaction costs;
●	less-stringent regulatory and accounting standards and
●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Foreign government debt securities – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

Geographic concentration risk – the Nationwide Ziegler Wisconsin Tax Exempt Fund normally will invest significant portions of its assets in several specific geographic areas, including Wisconsin and, to a lesser extent, U.S. territories, for example, Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands. Political, legislative, business and economic conditions and developments within these areas will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Currently, due to its profound fiscal crisis and shrinking economy, Puerto Rico’s general bond obligations have been downgraded to junk bond status with an increasing likelihood of default. In addition, future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation or voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

●	increased price sensitivity to changing interest rates and to adverse economic and business developments;
●	greater risk of loss due to default or declining credit quality;

RISKS OF INVESTING IN THE FUNDS (cont.)

●	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

Zero coupon bonds – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Limited supply risk – only limited categories of tax exempt obligations are exempt from both federal income tax and Wisconsin personal income tax. Because there are limited categories of these double tax exempt bonds, the Nationwide Ziegler Wisconsin Tax Exempt Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin.

Investments in other money market mutual funds risk – the Nationwide Government Money Market Fund may invest in shares of other money market mutual funds (“money market funds”), including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Like the Nationwide Government Money Market Fund, any such other money market funds are subject to Rule 2a-7 of the Investment Company Act of 1940, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. To the extent that the Nationwide Government Money Market Fund invests in shares of such other money market funds, its performance is directly tied to the performance of the other money market funds in which it invests. If one of these other money market funds fails to meet its objective, the Nationwide Government Money Market Fund’s performance could be negatively affected. There can be no assurance that any such other money market fund will achieve its investment objective. Further, as a shareholder of another money market fund, the Nationwide Government Money Market Fund is subject to its proportional share of the other money market fund’s expenses (including applicable management, administration and custodian fees). Therefore, shareholders of the Nationwide Government Money Market Fund would be subject indirectly to these expenses in addition to the direct fees and expenses they pay as shareholders of the Nationwide Government Money Market Fund. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may

RISKS OF INVESTING IN THE FUNDS (cont.)

refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Nondiversified fund risk – the Nationwide Ziegler Wisconsin Tax Exempt Fund is a “nondiversified” fund under the Investment Company Act of 1940. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer.

Preferred stock risk – (Nationwide Core Plus Bond Fund) a preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Redemption and liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Redemption risk may refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Redemption risk may also refer to the risk that a Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in fixed-income securities and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Significant redemptions by Fund shareholders who hold large investments in the Fund could adversely impact the Fund’s remaining shareholders.

Repurchase agreements risk – the Nationwide Government Money Market Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Risks associated with holding cash – Although the Nationwide Government Money Market Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

U.S. government securities risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or

RISKS OF INVESTING IN THE FUNDS (cont.)

instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission. The Nationwide Government Money Market Fund also posts onto the Trust’s internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month, and will maintain such portfolio holdings information for no less than six months after posting. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to oversight by the Trust’s Board of Trustees (“Board of Trustees”), NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadvisers

Subject to oversight by NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee NFA receives.

FEDERATED INVESTMENT MANAGEMENT COMPANY (“FEDERATED”) is the subadviser for the Nationwide Government Money Market Fund. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated is a subsidiary of Federated Investors, Inc.

HIGHMARK CAPITAL MANAGEMENT, INC. (“HIGHMARK”) serves as a subadviser for the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide HighMark Short Term Bond Fund. HighMark is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is organized as a California corporation. HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of MUFG Union Bank, N.A., which is a member of the Mitsubishi UFJ Financial Group (NYSE:MTU), one of the world’s largest financial organizations. As of December 31, 2015, HighMark had approximately $15.9 billion in assets under management. HighMark (and its predecessors) have been providing investment management services to individuals, institutions and large corporations since 1919.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”) is the subadviser for the Nationwide Bond Fund and the Nationwide Government Bond Fund. NWAM is located at One Nationwide Plaza, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”), a Delaware limited liability company, is subadviser to the Nationwide Core Plus Bond Fund. TS&W, located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a majority-owned subsidiary of OMAM Inc., an indirectly owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. Since 1970, TS&W has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

UBS ASSET MANAGEMENT (AMERICAS) INC. (FORMERLY UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.) (“UBS AM”) is subadviser to the Nationwide High Yield Bond Fund. UBS AM is located at 1285 Avenue of the Americas, New York, NY 10019. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management Division. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization, with operations in many areas of the financial services industry.

ZIEGLER CAPITAL MANAGEMENT, LLC (“ZIEGLER”) serves as a subadviser to the Nationwide Ziegler Wisconsin Tax Exempt Fund. Ziegler is a registered investment adviser and is organized as a Wisconsin limited liability company. Ziegler is a wholly owned subsidiary of Stifel Financial Corporation. Ziegler’s address is 70 West Madison Street, Suite 2400, Chicago, IL 60602. As of December 31, 2015, Ziegler had approximately $9.8 billion in assets under management. Ziegler (and its predecessors) have been providing investment management services since 1984.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds’ semiannual report to shareholders, which covers the period ended April 30, 2016.

Management Fees

Each Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2015, expressed as an annual percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
Nationwide Bond Fund	0.31%
Nationwide Core Plus Bond Fund	0.44%
Nationwide Government Bond Fund	0.43%
Nationwide Government Money Market Fund	0.12%
Nationwide HighMark Bond Fund	0.45%
Nationwide HighMark California Intermediate Tax Free Bond Fund	0.36%
Nationwide HighMark National Intermediate Tax Free Bond Fund	0.17%
Nationwide HighMark Short Term Bond Fund	0.34%
Nationwide High Yield Bond Fund	0.19%
Nationwide Ziegler Wisconsin Tax Exempt Fund	0.40%

Beginning May 1, 2015, the Nationwide Bond Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund and the Nationwide HighMark National Intermediate Tax Free Bond Fund pay NFA an annual

FUND MANAGEMENT (cont.)

management fee based on the rates listed in the table below, which are expressed as a percentage of those Funds’ average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Management Fee
Nationwide Bond Fund	Up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.44% 0.415% 0.39% 0.365% 0.34%
Nationwide HighMark Bond Fund	Up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.44% 0.415% 0.39% 0.365% 0.34%
Nationwide HighMark California Intermediate Tax Free Bond Fund	Up to $250 million $250 million and more	0.45% 0.40%
Nationwide HighMark National Intermediate Tax Free Bond Fund	Up to $250 million $250 million and more	0.45% 0.40%

Portfolio Management

Nationwide Bond Fund

Gary S. Davis, CFA, Joel S. Buck and Corsan Maley are co-portfolio managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages other institutional fixed-income accounts for Nationwide. Mr. Davis earned his bachelor’s degree in finance from Wright State University and is a CFA® charterholder.

Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide and affiliates. Mr. Buck earned his bachelor’s degree in finance from The Ohio State University and an MBA from the University of Dayton.

Mr. Maley joined Nationwide Mutual, the parent company of NWAM, in 1998 to establish and manage Nationwide’s derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide and affiliates. Mr. Maley earned his bachelor’s degree in economics from the University of Chicago.

Nationwide Core Plus Bond Fund

William M. Bellamy, CFA, Director of Income Strategies, is primarily responsible for the day-to-day management of the Fund. Mr. Bellamy joined TS&W in 2002 and has over 28 years of investment management experience. Before joining TS&W, Mr. Bellamy was a Vice President at Trusco Capital Management. Mr. Bellamy received a bachelor’s degree from Cornell University and a master’s degree in business administration from Duke University.

Nationwide Government Bond Fund

Gary R. Hunt, CFA, Joel S. Buck and Chad W. Finefrock, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Hunt joined Nationwide Mutual, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide and affiliates. Mr. Hunt earned his bachelor’s degree in business administration, an MBA from The Ohio State University and is a CFA® charterholder.

Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide and affiliates. Mr. Buck earned his bachelor’s degree in finance from The Ohio State University and an MBA from the University of Dayton.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide and affiliates. Mr. Finefrock earned a bachelor’s degree in risk management and insurance from The Ohio State University, an MBA from the University of Oxford and is a CFA® charterholder.

Nationwide HighMark Bond Fund and Nationwide HighMark Short Term Bond Fund

E. Jack Montgomery is responsible for the day-to-day management of each Fund. Jeffrey Klein, Gregory Lugosi and David Wines support Mr. Montgomery in the day-to-day management of the Funds.

Mr. Montgomery, CFA, is Managing Director, Director, Taxable Fixed Income of HighMark, and has been associated with HighMark and its predecessors since 1994. Prior to 1994, Mr. Montgomery was the portfolio manager of the San Francisco Employees’ Retirement Systems fixed income portfolio, and spent 11 years at Interstate Bank of Oregon, managing employee benefit fixed income portfolios. Mr. Montgomery earned a Bachelor of Arts degree in Finance from the University of Oklahoma and an MBA in Finance from the University of Oregon at Eugene.

Mr. Klein, CFA, is Managing Director, Senior Fixed Income Portfolio Manager of HighMark and has been associated with HighMark since 2010. Prior to 2010, Mr. Klein was Senior Portfolio Manager of Bishop Street Capital Management from 2009 to 2010; Managing Director, Co-Head U.S. Fixed Income and Head of U.S. Credit Management of Halbis Capital Management from 2005 to 2007; and Portfolio Manager of Dodge & Cox from 1992 to 2004. Mr. Klein earned a Bachelor of Arts degree in Political

FUND MANAGEMENT (cont.)

Science with a minor in English Literature from Columbia University.

Mr. Wines, CFA, is President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Mr. Lugosi is Vice President, Fixed Income Portfolio Manager of HighMark and has been associated with HighMark and its predecessors since 1991. Mr. Lugosi earned a Bachelor of Arts degree in Business Administration from Woodbury University.

Nationwide HighMark California Intermediate Tax Free Bond Fund and Nationwide HighMark National Intermediate Tax Free Bond Fund

Robert Bigelow is responsible for the day to day management of each Fund. Raymond Mow and David Wines support Mr. Bigelow in the day to day management of the Funds.

Mr. Bigelow is Managing Director and Director of Tax-Exempt Fixed Income of HighMark and has been associated with HighMark and its predecessors since 1994.

Mr. Mow is Vice President and Senior Portfolio Manager of HighMark and has been associated with HighMark and its predecessors since 1995.

Mr. Wines, CFA, is President and Chief Fixed Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

Nationwide High Yield Bond Fund

Craig Ellinger and Matthew Iannucci are the portfolio managers for the Nationwide High Yield Bond Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ellinger and Mr. Iannucci have access to a globally integrated team of credit analysts. Mr. Ellinger and Mr. Iannucci have responsibility for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objectives and strategies.

Mr. Ellinger is Managing Director and Global Head of High Yield at UBS AM. Mr. Ellinger has been an investment professional with UBS AM since 2000.

Mr. Iannucci is the Head of US High Yield Portfolio Management at UBS AM. Mr. Iannucci is an Executive Director and has been an investment professional with UBS AM since 1996.

Nationwide Ziegler Wisconsin Tax Exempt Fund

Paula M. Horn, Richard K. Marrone, Richard D. Scargill and Eric Zenner are responsible for the day-to-day management of the Fund.

Ms. Horn is Chief Investment Officer of Ziegler and has been associated with Ziegler since 2009. She was President of DeSari Capital from August 2007 to December 2008. She was associated with Deerfield Capital from February 2000 to August 2007.

Mr. Marrone is Senior Portfolio Manager of Ziegler and has been associated with Ziegler since 2015. He was Senior Portfolio Manager at Thomas Weisel Capital Management, LLC from 2011 to 2015. He was a Director and Senior Vice President at Evergreen Investments from 1993 to 2008.

Mr. Scargill is Vice President and Portfolio Manager of Ziegler. He has been associated with Ziegler since 2002.

Mr. Zenner is Vice President and Portfolio Manager of Ziegler. He has been associated with Ziegler since 2009. He was Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest;
●	total costs and expenses associated with a particular share class and
●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A, Class C and Investor Shares, which are available to all investors.

Class R, Service Class, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, these share classes may be more suitable than Class A, Class C or Investor Shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A, Class C and Investor Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 2.25% (4.25% for Nationwide Core Plus Bond Fund and Nationwide High Yield Bond Fund)	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. Reduction and waivers of sales charges may be available.

Contingent deferred sales charge (CDSC)[1]	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Annual service and/or 12b-1 fee of 0.25%

Administrative services fee of up to 0.25%	No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00% (0.75% for Nationwide High Yield Bond Fund)	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%[2]	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

Annual service and/or 12b-1 fee of 0.75%[3]

Administrative services fee of up to 0.25%	Maximum investment amount of $1,000,000.[4] Larger investments may be rejected.

Investor Shares (Nationwide Government Money Market Fund)

No annual service and/or 12b-1 fee	No front-end sales charge means your full investment immediately goes toward buying shares.

Administrative services fee of up to 0.25%	No maximum investment amount.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 0.75% (0.50% for Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund) on any Class A shares you redeem within 18 months of purchase.

[2]	Nationwide Bond Fund and Nationwide Government Bond Fund.

[3]

Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund.

[4]

$500,000 for Nationwide Bond Fund and Nationwide Government Bond Fund. $250,000 for Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund. The Investment limit for all Funds was calculated based on a one-year holding period.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares for Nationwide Core Plus Bond Fund and Nationwide High Yield Bond Fund

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	4.25%	4.44%	3.75%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares for Nationwide Bond Fund and Nationwide Government Bond Fund

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Dealer Commission
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares for Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases.
●

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except Nationwide Government Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

●

Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●	Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares (except the

INVESTING WITH NATIONWIDE FUNDS (cont.)

Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

●

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

●	directors, officers, full-time employees, and sales representatives and their employees of a broker dealer that has a dealer/selling agreement with the Distributor;
●	retirement plan customers of Nationwide Financial Services, Inc. or one of its subsidiaries;
●

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
●

any investor who purchases Class A shares of a Fund (the “New Fund”) directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Class shares of another Nationwide Fund, where the New Fund does not offer Institutional Class shares.

●	investment advisory clients of the Adviser and its affiliates;
●	Trustees and retired Trustees of the Trust;
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser or its affiliates and
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares of the Nationwide Core Plus Bond Fund and the Nationwide High Yield Bond Fund; $500,000 or more of Class A shares of the Nationwide Bond Fund and Nationwide Government Bond Fund; and $250,000 or more of Class A shares of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund have no front-end sales charge. You can purchase $1 million or more, $500,000 or more, or $250,000 or more, as applicable, in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
●	if no finder’s fee was paid or
●	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Core Plus Bond Fund and Nationwide High Yield Bond Fund)

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	0.75%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Bond Fund and Nationwide Government Bond Fund)

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund)

Amount of Purchase	$250,000 or more
If sold within	18 months
Amount of CDSC	0.50%

INVESTING WITH NATIONWIDE FUNDS (cont.)

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

●	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
●	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
●	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and
●	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC as shown on page 67 and in the Funds’ applicable expense table.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the

CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

Certain Funds offer Class R, Institutional Service Class, Institutional Class and Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer, including:

●	the level of distribution and administrative services the plan requires;
●	the total expenses of the share class and
●	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation, depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans, including:

●	401(k) plans;
●	457 plans;
●	403(b) plans;
●	profit-sharing and money purchase pension plans;
●	defined benefit plans;
●	non-qualified deferred compensation plans and
●	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans generally are small- and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

●	institutional non-retirement accounts;
●	traditional and Roth IRAs;
●	Coverdell Education Savings Accounts;
●	SEPs and SAR-SEPs;
●	SIMPLE IRAs;
●	one-person Keogh plans;
●	individual 403(b) plans or
●	529 Plan accounts.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are sold without a sales charge. Institutional Service Class shares are not subject to Rule 12b-1 fees. Institutional Service Class and Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals;
●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
●	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●	current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class shares only).

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

●	funds-of-funds offered by the Distributor or other affiliates of the Funds;
●	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	high-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
●	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R and Service Class shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class, Institutional Class and Investor Shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R and Service Class shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00%* (0.25% of which may be a service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)
Service Class shares (Nationwide Government Money Market Fund only)	0.15% (distribution or service fee)

*	0.75% for Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund.

Administrative Services Fees

Class A, Class C, Class R, Institutional Service Class, Service Class and Investor Shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees, which are in addition to Rule 12b-1 fees for Class A, Class C, Class R and Service Class shares as described above, are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class C, Class R, Institutional Service Class, Service Class and Investor Shares; however, many intermediaries

INVESTING WITH NATIONWIDE FUNDS (cont.)

do not charge the maximum permitted fee or even a portion thereof.

For the fiscal year ended October 31, 2015, administrative services fees were estimated to be as follows:

Nationwide Bond Fund Class A, Class C, Class R and Institutional Service Class shares: 0.06%, 0.07%, 0.25% and 0.05%, respectively.

Nationwide Core Plus Bond Fund Class A and Institutional Service Class shares: 0.09% and 0.10%, respectively.

Nationwide Government Bond Fund Class A, Class C, Class R and Institutional Service Class shares: 0.13%, 0.05%, 0.25% and 0.09%, respectively.

Nationwide Government Money Market Fund Investor Shares and Service Class shares: 0.15% and 0.15%, respectively.

Nationwide HighMark Bond Fund Class A, Class C and Institutional Service Class shares: 0.15%, 0.10% and 0.24%, respectively.

Nationwide HighMark California Intermediate Tax Free Fund Class A, Class C and Institutional Service Class shares: 0.07%, 0.06% and 0.09%, respectively.

Nationwide HighMark National Intermediate Tax Free Fund Class A, Class C and Institutional Service Class shares: 0.06%, 0.05% and 0.08%, respectively.

Nationwide HighMark Short Term Bond Fund Class A, Class C and Institutional Service Class shares: 0.08%, 0.09% and 0.08%, respectively.

Nationwide High Yield Bond Fund Class A, Class C and Institutional Service Class shares: 0.12%, 0.13% and 0.20%, respectively.

Nationwide Ziegler Wisconsin Tax Exempt Fund Class A, Class C and Institutional Service Class shares: 0.04%, 0.04% and 0.04%, respectively.

Because these fees are paid out of a Fund’s Class A, Class C Institutional Service Class, Service Class and Investor share assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Adviser’s affiliates;
●	broker-dealers;
●	financial institutions and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;
●	hear fund price information and
●	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund Prospectuses;
●	obtain information on the Nationwide Funds;
●	access your account information and
●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

**Asignature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●  your bank may charge a fee to wire funds.

●  the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

●  your financial institution also may charge a fee for receiving the wire.

●  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
●

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., an independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, generally are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to a Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

The Nationwide Government Money Market Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

INVESTING WITH NATIONWIDE FUNDS (cont.)

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

●	New Year’s Day
●	Martin Luther King, Jr. Day
●	Presidents’ Day
●	Good Friday
●	Memorial Day
●	Independence Day
●	Labor Day
●	Thanksgiving Day
●	Christmas Day
●	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A, Class C and Investor Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Service Class and Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to

purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts.

If you purchase shares through an intermediary, different

minimum account requirements may apply. The Distributor

reserves the right to waive the investment minimums under

certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;
●	date of birth (for individuals);
●	residential or business street address (although post office boxes are still permitted for mailing) and
●	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. For Investor Shares of the Nationwide Government Money Market Fund, if the average monthly value of your account falls below $500, you generally are subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the low-balance fee.

●

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed. These redemptions will be taxable events to shareholders. See “Distributions and Taxes—Selling and Exchanging Shares” on page 75 of this Prospectus.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

●	both accounts have the same registration;
●	your first purchase in the new fund meets its minimum investment requirement and
●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

●	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).

Exchanges into the Nationwide Government Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Government Money Market Fund, and between Service Class shares of the Funds and Service Class shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Funds and the Investor Shares of the Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted or
●	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

In addition, in accordance with applicable legal requirements, the Nationwide Government Money Market Fund may suspend redemptions if:

●

the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees or the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur;

●	the Board of Trustees, including a majority of non-interested Trustees, irrevocably has approved the liquidation of the Fund and
●	the Fund, prior to suspending redemptions, notifies the U.S. Securities and Exchange Commission of its decision to liquidate and suspend redemptions.

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

●	is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem shares in Class A, Class C and Investor shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	your account address has changed within the last 30 calendar days;
●	the redemption check is made payable to anyone other than the registered shareholder;
●	the proceeds are mailed to any address other than the address of record or
●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds (except the Nationwide Government Money Market Fund) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

●	disrupt portfolio management strategies;
●	increase brokerage and other transaction costs and
●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, high-yield bonds (commonly known as “junk bonds”) and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds (except the Nationwide Government Money Market Fund):

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

●	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries generally are based on average annual net assets during the fiscal year ended October 31, 2015, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2015. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;
●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●

for individual shareholders, generally none or only a small portion of the income dividends paid are anticipated to be qualified dividend income eligible for taxation at long-term capital gains tax rates because the income of the Funds is primarily derived from investments earning interest rather than dividend income;

●	for corporate shareholders, generally none or only a small portion of the income dividends paid are anticipated to be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than dividend income, and
●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

DISTRIBUTIONS AND TAXES (cont.)

Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account or shareholders investing in a money market fund that maintains a stable net asset value. Because the Nationwide Government Money Market Fund expects to maintain a stable net asset value per share, investors generally should not realize a taxable gain or loss on the redemption of shares in the Nationwide Government Money Market Fund.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sales of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Special Considerations for Shareholders of the Nationwide HighMark California Intermediate Tax-Free Bond Fund, the Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund:

Exempt-Interest Dividends – The Nationwide HighMark California Intermediate Tax-Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide Ziegler Wisconsin Tax Exempt Fund (the “Tax-Free Funds”) intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax. In general, exempt-interest dividends are

DISTRIBUTIONS AND TAXES (cont.)

exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a Tax-Free Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Tax-Free Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A Tax-Free Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While each Tax-Free Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Tax-Free Fund’s shares, to decline.

Taxable Income Dividends – A Tax-Free Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Tax-Free Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions – A Tax-Free Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

MANAGER-OF-MANAGERS STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise subadvisory agreements with unaffiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

●	performing initial due diligence on prospective Fund subadvisers;
●	monitoring subadviser performance, including ongoing analysis and periodic consultations;
●	communicating performance expectations and evaluations to the subadvisers;
●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●	selecting Fund subadvisers.

The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (collectively, “service providers”) including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS: NATIONWIDE BOND FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or fiscal periods ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Except with respect to the six-month period ended April 30, 2016, and with respect to periods prior to July 31, 2014 for the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund, and with respect to the periods prior to June 30, 2012 for the Nationwide High Yield Bond Fund, information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request. The information for the six-month period ended April 30, 2016, has been derived from the Funds’ unaudited financial statements, which are included in the Funds’ Semiannual Report, which is available upon request.

Information presented for the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund for the periods prior to July 31, 2014 is that of the Predecessor Funds and was audited by the Predecessor Funds’ independent auditor.

Information presented for the Nationwide High Yield Bond Fund for the periods prior to June 30, 2012 is that of the Predecessor Fund and was audited by the Predecessor Fund’s independent auditor, whose report therein was unqualified.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.64	0.10	0.17	0.27	(0.10)	–	(0.10)	$9.81	2.88%		$13,918,113	0.74%	2.13%	0.84%	22.39%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%
Year Ended October 31, 2013	$10.30	0.29	(0.27)	0.02	(0.31)	(0.11)	(0.42)	$9.90	0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012	$10.10	0.32	0.44	0.76	(0.33)	(0.23)	(0.56)	$10.30	7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011	$10.22	0.34	0.04	0.38	(0.35)	(0.15)	(0.50)	$10.10	3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.65	0.07	0.17	0.24	(0.07)	–	(0.07)	$9.82	2.49%		$3,389,806	1.50%	1.37%	1.59%	22.39%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%
Year Ended October 31, 2013	$10.31	0.22	(0.27)	(0.05)	(0.24)	(0.11)	(0.35)	$9.91	(0.39%	)	$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012	$10.12	0.25	0.43	0.68	(0.26)	(0.23)	(0.49)	$10.31	6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011	$10.23	0.27	0.05	0.32	(0.28)	(0.15)	(0.43)	$10.12	3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Class R Shares (h)
Six Months Ended April 30, 2016 (Unaudited)	$9.65	0.08	0.17	0.25	(0.09)	–	(0.09)	$9.81	2.59%	(g)	$535,571	1.12%	1.75%	1.22%	22.39%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%
Year Ended October 31, 2013	$10.31	0.28	(0.28)	–	(0.29)	(0.11)	(0.40)	$9.91	0.11%		$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012	$10.11	0.30	0.44	0.74	(0.31)	(0.23)	(0.54)	$10.31	7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011	$10.22	0.31	0.05	0.36	(0.32)	(0.15)	(0.47)	$10.11	3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$9.65	0.11	0.18	0.29	(0.12)	–	(0.12)	$9.82	3.00%		$51,195,067	0.49%	2.37%	0.59%	22.39%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%
Year Ended October 31, 2013	$10.31	0.32	(0.27)	0.05	(0.33)	(0.11)	(0.44)	$9.92	0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012	$10.12	0.35	0.43	0.78	(0.36)	(0.23)	(0.59)	$10.31	7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011	$10.23	0.37	0.05	0.42	(0.38)	(0.15)	(0.53)	$10.12	4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.66	0.12	0.17	0.29	(0.12)	–	(0.12)	$9.83	3.02%		$497,680,873	0.44%	2.42%	0.54%	22.39%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%
Period Ended October 31, 2013 (j)	$10.32	0.33	(0.32)	0.01	(0.30)	(0.11)	(0.41)	$9.92	0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.

FINANCIAL HIGHLIGHTS: NATIONWIDE CORE PLUS BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.19	0.13	0.11	0.24	(0.15)	–	(0.15)	$10.28	2.36%		$4,480,257	0.84%	2.61%	0.84%	44.22%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.20	0.14	0.11	0.25	(0.16)	–	(0.16)	$10.29	2.49%		$4,183,172	0.58%	2.85%	0.58%	44.22%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.20	0.15	0.10	0.25	(0.16)	–	(0.16)	$10.29	2.53%		$1,025,731,480	0.49%	2.95%	0.49%	44.22%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%
Year Ended October 31, 2013	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%		$61,427,927	0.75%	4.27%	1.03%	93.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of April 24, 2013 through October 31, 2013.

FINANCIAL HIGHLIGHTS: NATIONWIDE GOVERNMENT BOND FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.14	0.06	0.12	0.18	(0.07)	–	(0.07)	–	$10.25	1.82%		$17,988,804	1.12%	1.25%		1.21%	20.85%
Year Ended October 31, 2015	$10.19	0.12	(0.03)	0.09	(0.14)	–	(0.14)	–	$10.14	0.85%		$29,360,368	1.14%	1.21%		1.15%	27.70%
Year Ended October 31, 2014	$10.10	0.11	0.10	0.21	(0.12)	–	(0.12)	–	$10.19	2.11%		$26,793,242	1.14%	1.06%		1.17%	54.32%
Year Ended October 31, 2013	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%		1.16%	156.00%
Year Ended October 31, 2012	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%		1.11%	81.08%
Year Ended October 31, 2011	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%		$51,748,983	1.12%	2.39%		1.12%	119.20%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.14	0.03	0.11	0.14	(0.04)	–	(0.04)	–	$10.24	1.38%		$829,435	1.80%	0.59%		1.90%	20.85%
Year Ended October 31, 2015	$10.19	0.06	(0.04)	0.02	(0.07)	–	(0.07)	–	$10.14	0.18%		$993,706	1.82%	0.54%		1.84%	27.70%
Year Ended October 31, 2014	$10.10	0.04	0.10	0.14	(0.05)	–	(0.05)	–	$10.19	1.43%		$996,981	1.82%	0.38%		1.85%	54.32%
Year Ended October 31, 2013	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%	)	1.80%	156.00%
Year Ended October 31, 2012	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%		1.74%	81.08%
Year Ended October 31, 2011	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%		$1,888,397	1.76%	1.75%		1.76%	119.20%

Class R Shares (g)
Six Months Ended April 30, 2016 (Unaudited)	$10.15	0.05	0.11	0.16	(0.05)	–	(0.05)	–	$10.26	1.63%		$599,070	1.50%	0.90%		1.60%	20.85%
Year Ended October 31, 2015	$10.20	0.09	(0.04)	0.05	(0.10)	–	(0.10)	–	$10.15	0.47%		$523,688	1.51%	0.83%		1.53%	27.70%
Year Ended October 31, 2014	$10.11	0.07	0.10	0.17	(0.08)	–	(0.08)	–	$10.20	1.71%		$653,178	1.53%	0.68%		1.56%	54.32%
Year Ended October 31, 2013	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%		1.47%	156.00%
Year Ended October 31, 2012	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%		1.29%	81.08%
Year Ended October 31, 2011	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%		$1,430,128	1.33%	2.19%		1.33%	119.20%

Institutional Service Class Shares (h)
Six Months Ended April 30, 2016 (Unaudited)	$10.15	0.08	0.10	0.18	(0.08)	–	(0.08)	–	$10.25	1.87%		$37,979,343	0.83%	1.56%		0.92%	20.85%
Year Ended October 31, 2015	$10.19	0.15	(0.02)	0.13	(0.17)	–	(0.17)	–	$10.15	1.24%		$38,910,834	0.85%	1.50%		0.87%	27.70%
Year Ended October 31, 2014	$10.10	0.14	0.10	0.24	(0.15)	–	(0.15)	–	$10.19	2.39%		$43,741,988	0.87%	1.35%		0.89%	54.32%
Year Ended October 31, 2013	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	(0.41)	–	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%		0.88%	156.00%
Year Ended October 31, 2012	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%		0.83%	81.08%
Year Ended October 31, 2011	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%		$78,707,124	0.86%	2.65%		0.86%	119.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE GOVERNMENT MONEY MARKET FUND

Selected Data for Each Share of Capital Outstanding

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)
Investor Shares (f)
Six Months Ended April 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	–	$1.00	–	$374,588,739	0.49%	–	0.65%
Year Ended October 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–	$501,801,083	0.18%	–	0.63%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–	$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011	$1.00	–	–	–		–	–	–	$1.00	–	$556,791,477	0.28%	–	0.58%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	–	$1.00	0.02%	$465,202,478	0.44%	0.04%	0.50%
Year Ended October 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–	$676,093,457	0.18%	–	0.48%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–	$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011	$1.00	–	–	–		–	–	–	$1.00	–	$1,256,465,761	0.27%	–	0.45%

Service Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$1.00	–	–	–		–	–	–	$1.00	–	$3,362,174	0.49%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–	$3,448,070	0.18%	–	0.88%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–	$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011	$1.00	–	–	–		–	–	–	$1.00	–	$4,598,573	0.28%	–	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Includes payment by affiliate which is less than $0.005 per share.
(f)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.69	0.11	0.21	0.32	(0.11)	(0.02)	(0.13)	$10.88	3.04%		$21,788,161	0.94%	2.06%	0.94%	19.37%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%		$44,658,869	0.99%	3.05%	1.25%	44.00%
Year Ended July 31, 2011	$11.21	0.38	0.18	0.56	(0.40)	(0.09)	(0.49)	$11.28	5.09%		$29,448,806	1.04%	3.45%	1.26%	58.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.62	0.09	0.22	0.31	(0.09)	(0.02)	(0.11)	$10.82	2.95%		$7,145,855	1.35%	1.67%	1.35%	19.37%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%		$15,638,520	1.42%	2.62%	1.50%	44.00%
Year Ended July 31, 2011	$11.15	0.33	0.18	0.51	(0.35)	(0.09)	(0.44)	$11.22	4.77%		$7,773,796	1.47%	3.02%	1.51%	58.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$10.89	0.12	0.22	0.34	(0.12)	(0.02)	(0.14)	$11.09	3.19%		$328,667,842	0.71%	2.23%	0.71%	19.37%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%		$325,475,420	0.74%	3.30%	1.00%	44.00%
Year Ended July 31, 2011	$11.38	0.42	0.18	0.60	(0.43)	(0.09)	(0.52)	$11.46	5.45%		$337,142,952	0.79%	3.70%	1.01%	58.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.88	0.13	0.23	0.36	(0.14)	(0.02)	(0.16)	$11.08	3.30%		$195,757,613	0.51%	2.45%	0.51%	19.37%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.41	0.11	0.12	0.23	(0.11)	(0.03)	(0.14)	$10.50	2.20%		$51,620,724	0.79%	2.09%	0.91%	9.89%
Year Ended October 31, 2015	$10.54	0.23	(0.05)	0.18	(0.23)	(0.08)	(0.31)	$10.41	1.79%		$49,646,917	0.79%	2.25%	0.91%	7.78%
Period Ended October 31, 2014 (h)	$10.47	0.06	0.07	0.13	(0.06)	–	(0.06)	$10.54	1.24%		$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%		$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%	)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%		$92,569,680	0.79%	2.30%	1.27%	34.00%
Year Ended July 31, 2011	$10.18	0.25	(0.04)	0.21	(0.25)	–	(0.25)	$10.14	2.13%		$78,038,152	0.79%	2.54%	1.27%	32.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.37	0.09	0.12	0.21	(0.09)	(0.03)	(0.12)	$10.46	1.98%		$32,559,124	1.25%	1.64%	1.39%	9.89%
Year Ended October 31, 2015	$10.50	0.19	(0.05)	0.14	(0.19)	(0.08)	(0.27)	$10.37	1.34%		$31,063,103	1.24%	1.80%	1.41%	7.78%
Period Ended October 31, 2014 (h)	$10.43	0.05	0.07	0.12	(0.05)	–	(0.05)	$10.50	1.14%		$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%		$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%	)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%		$35,519,408	1.24%	1.85%	1.52%	34.00%
Year Ended July 31, 2011	$10.15	0.21	(0.05)	0.16	(0.21)	–	(0.21)	$10.10	1.59%		$22,805,903	1.24%	2.09%	1.52%	32.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$10.47	0.12	0.11	0.23	(0.12)	(0.03)	(0.15)	$10.55	2.22%		$53,047,275	0.54%	2.34%	0.63%	9.89%
Year Ended October 31, 2015	$10.60	0.26	(0.05)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.03%		$103,514,374	0.54%	2.48%	0.63%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.30%		$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%		$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%	)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%		$133,142,578	0.54%	2.55%	1.02%	34.00%
Year Ended July 31, 2011	$10.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)	$10.19	2.38%		$123,643,818	0.54%	2.79%	1.02%	32.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.47	0.12	0.11	0.23	(0.12)	(0.03)	(0.15)	$10.55	2.24%		$58,545,002	0.49%	2.34%	0.59%	9.89%
Year Ended October 31, 2015	$10.60	0.27	(0.06)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.08%		$10,893	0.49%	2.53%	0.60%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.31%		$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (j)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%		$10,533	0.49%	2.58%	0.64%	3.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK NATIONAL INTERMEDIATE TAX FREE BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$11.22	0.10	0.13	0.23	(0.10)	(0.18)	(0.28)	$11.17	2.08%		$9,977,572	0.77%	1.75%	1.12%	18.21%
Year Ended October 31, 2015	$11.51	0.23	(0.10)	0.13	(0.22)	(0.20)	(0.42)	$11.22	1.24%		$9,847,376	0.77%	2.00%	1.10%	13.50%
Period Ended October 31, 2014 (h)	$11.45	0.06	0.06	0.12	(0.06)	–	(0.06)	$11.51	1.07%		$12,681,242	0.77%	2.15%	1.27%	2.33%
Year Ended July 31, 2014	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%
Year Ended July 31, 2011	$11.48	0.29	(0.06)	0.23	(0.29)	–	(0.29)	$11.42	2.08%		$23,674,401	0.77%	2.56%	1.33%	22.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$11.24	0.07	0.13	0.20	(0.07)	(0.18)	(0.25)	$11.19	1.85%		$3,981,044	1.22%	1.29%	1.59%	18.21%
Year Ended October 31, 2015	$11.52	0.17	(0.08)	0.09	(0.17)	(0.20)	(0.37)	$11.24	0.87%		$3,869,972	1.22%	1.55%	1.60%	13.50%
Period Ended October 31, 2014 (h)	$11.47	0.05	0.05	0.10	(0.05)	–	(0.05)	$11.52	0.87%		$4,464,546	1.22%	1.70%	1.76%	2.33%
Year Ended July 31, 2014	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%
Year Ended July 31, 2011	$11.49	0.24	(0.06)	0.18	(0.24)	–	(0.24)	$11.43	1.71%		$4,161,043	1.22%	2.11%	1.58%	22.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$11.23	0.11	0.13	0.24	(0.11)	(0.18)	(0.29)	$11.18	2.21%		$19,688,501	0.52%	2.04%	0.83%	18.21%
Year Ended October 31, 2015	$11.51	0.25	(0.08)	0.17	(0.25)	(0.20)	(0.45)	$11.23	1.57%		$48,974,767	0.52%	2.24%	0.81%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.04%		$51,686,161	0.52%	2.40%	1.00%	2.33%
Year Ended July 31, 2014	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%
Year Ended July 31, 2011	$11.48	0.32	(0.05)	0.27	(0.32)	–	(0.32)	$11.43	2.43%		$79,902,327	0.52%	2.81%	1.08%	22.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$11.23	0.11	0.13	0.24	(0.11)	(0.18)	(0.29)	$11.18	2.24%		$28,290,185	0.47%	2.01%	0.82%	18.21%
Year Ended October 31, 2015	$11.51	0.26	(0.08)	0.18	(0.26)	(0.20)	(0.46)	$11.23	1.62%		$10,744	0.47%	2.29%	0.80%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.06%		$10,574	0.47%	2.45%	0.97%	2.33%
Period Ended July 31, 2014 (j)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGHMARK SHORT TERM BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.95	0.04	0.05	0.09	(0.05)	(0.05)	$9.99	0.95%		$73,692,438	0.76%	0.83%	0.78%	21.86%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%		$31,888,147	0.88%	1.71%	1.22%	45.00%
Year Ended July 31, 2011	$10.10	0.19	0.02	0.21	(0.22)	(0.22)	$10.09	2.07%		$24,352,508	0.95%	1.89%	1.23%	48.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$10.07	0.02	0.05	0.07	(0.03)	(0.03)	$10.11	0.70%		$17,373,010	1.21%	0.36%	1.27%	21.86%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%		$24,569,388	1.33%	1.26%	1.47%	45.00%
Year Ended July 31, 2011	$10.22	0.15	0.01	0.16	(0.17)	(0.17)	$10.21	1.59%		$20,876,269	1.40%	1.44%	1.48%	48.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$9.96	0.05	0.06	0.11	(0.07)	(0.07)	$10.00	1.07%		$63,616,802	0.51%	1.07%	0.51%	21.86%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%		$102,448,607	0.61%	1.98%	0.97%	45.00%
Year Ended July 31, 2011	$10.12	0.22	0.01	0.23	(0.25)	(0.25)	$10.10	2.35%		$87,476,317	0.67%	2.17%	0.98%	48.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.97	0.06	0.05	0.11	(0.07)	(0.07)	$10.01	1.10%		$221,666,747	0.45%	1.15%	0.46%	21.86%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

FINANCIAL HIGHLIGHTS: NATIONWIDE HIGH YIELD BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$5.83	0.14	(0.24)	(0.10)	(0.14)	(0.14)	–	$5.59	(1.61%	)	$17,578,238	1.12%	5.21%	1.74%	24.90%
Year Ended October 31, 2015	$6.32	0.31	(0.49)	(0.18)	(0.31)	(0.31)	–	$5.83	(2.90%	)	$28,363,470	1.12%	5.10%	1.49%	42.55%
Year Ended October 31, 2014	$6.32	0.34	–	0.34	(0.34)	(0.34)	–	$6.32	5.53%		$24,255,364	1.07%	5.37%	1.38%	52.31%
Period Ended October 31, 2013 (h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%		$40,987,009	1.20%	7.73%	1.37%	55.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$5.86	0.13	(0.24)	(0.11)	(0.13)	(0.13)	–	$5.62	(1.85%	)	$4,688,280	1.63%	4.68%	2.25%	24.90%
Year Ended October 31, 2015	$6.35	0.28	(0.49)	(0.21)	(0.28)	(0.28)	–	$5.86	(3.39%	)	$5,498,443	1.63%	4.58%	2.00%	42.55%
Year Ended October 31, 2014	$6.36	0.31	(0.01)	0.30	(0.31)	(0.31)	–	$6.35	4.82%		$6,423,829	1.55%	4.89%	1.86%	52.31%
Period Ended October 31, 2013 (h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%		$9,164,527	1.70%	7.24%	1.86%	55.00%

Institutional Service Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$5.87	0.15	(0.24)	(0.09)	(0.15)	(0.15)	–	$5.63	(1.48%	)	$454,073	0.88%	5.35%	1.49%	24.90%
Year Ended October 31, 2015	$6.37	0.32	(0.50)	(0.18)	(0.32)	(0.32)	–	$5.87	(2.84%	)	$488,866	0.92%	5.22%	1.27%	42.55%
Year Ended October 31, 2014	$6.37	0.35	0.01	0.36	(0.36)	(0.36)	–	$6.37	5.67%		$1,090,965	0.83%	5.47%	1.15%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$5.86	0.15	(0.23)	(0.08)	(0.15)	(0.15)	–	$5.63	(1.25%	)	$3,479,910	0.75%	5.55%	1.37%	24.90%
Year Ended October 31, 2015	$6.36	0.33	(0.50)	(0.17)	(0.33)	(0.33)	–	$5.86	(2.69%	)	$4,018,868	0.75%	5.47%	1.11%	42.55%
Year Ended October 31, 2014	$6.36	0.37	(0.01)	0.36	(0.36)	(0.36)	–	$6.36	5.82%		$14,686,588	0.75%	5.69%	1.05%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%		$44,749,982	0.95%	7.97%	1.03%	55.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

FINANCIAL HIGHLIGHTS: NATIONWIDE ZIEGLER WISCONSIN TAX EXEMPT FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.92	0.14	0.09	0.23	(0.14)	–	(0.14)	$10.01	2.35%	$87,297,652	0.90%	2.91%	1.04%	5.08%
Year Ended October 31, 2015	$10.19	0.29	(0.27)	0.02	(0.29)	–	(0.29)	$9.92	0.23%	$91,545,118	0.90%	2.92%	0.99%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.07	0.09	0.16	(0.07)	–	(0.07)	$10.19	1.62%	$107,773,178	0.90%	2.88%	1.09%	0.76%
Year Ended July 31, 2014	$10.30	0.31	(0.21)	0.10	(0.30)	–	(0.30)	$10.10	1.06%	$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013	$10.88	0.30	(0.58)	(0.28)	(0.30)	–	(0.30)	$10.30	(2.65)%	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012	$10.37	0.34	0.51	0.85	(0.34)	–	(0.34)	$10.88	8.30%	$146,648,612	0.90%	3.17%	1.31%	13.00%
Year Ended July 31, 2011	$10.52	0.36	(0.13)	0.23	(0.37)	(0.01)	(0.38)	$10.37	2.28%	$130,165,154	0.90%	3.53%	1.31%	10.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.91	0.12	0.08	0.20	(0.12)	–	(0.12)	$9.99	2.02%	$9,690,130	1.36%	2.46%	1.54%	5.08%
Year Ended October 31, 2015	$10.18	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	$9.91	(0.22)%	$10,164,125	1.35%	2.47%	1.50%	2.62%
Period Ended October 31, 2014 (h)	$10.09	0.06	0.09	0.15	(0.06)	–	(0.06)	$10.18	1.51%	$12,072,832	1.35%	2.44%	1.60%	0.76%
Year Ended July 31, 2014	$10.28	0.26	(0.19)	0.07	(0.26)	–	(0.26)	$10.09	0.71%	$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013	$10.87	0.25	(0.59)	(0.34)	(0.25)	–	(0.25)	$10.28	(3.18)%	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012	$10.36	0.29	0.51	0.80	(0.29)	–	(0.29)	$10.87	7.82%	$17,595,471	1.35%	2.71%	1.56%	13.00%
Year Ended July 31, 2011	$10.51	0.32	(0.14)	0.18	(0.32)	(0.01)	(0.33)	$10.36	1.93%	$10,831,411	1.35%	3.08%	1.56%	10.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$9.92	0.16	0.08	0.24	(0.15)	–	(0.15)	$10.01	2.48%	$629,956	0.64%	3.16%	0.78%	5.08%
Year Ended October 31, 2015	$10.20	0.32	(0.28)	0.04	(0.32)	–	(0.32)	$9.92	0.38%	$540,385	0.65%	3.16%	0.73%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.10	0.18	(0.08)	–	(0.08)	$10.20	1.79%	$641,793	0.65%	3.14%	0.87%	0.76%
Year Ended July 31, 2014	$10.30	0.33	(0.20)	0.13	(0.33)	–	(0.33)	$10.10	1.31%	$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013	$10.88	0.33	(0.58)	(0.25)	(0.33)	–	(0.33)	$10.30	(2.40)%	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012	$10.37	0.36	0.52	0.88	(0.37)	–	(0.37)	$10.88	8.57%	$705,422	0.65%	3.42%	1.06%	13.00%
Period Ended July 31, 2011 (j)	$10.52	0.38	(0.12)	0.26	(0.40)	(0.01)	(0.41)	$10.37	2.45%	$281,684	0.65%	3.78%	1.06%	10.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$9.92	0.16	0.09	0.25	(0.16)	–	(0.16)	$10.01	2.51%	$10,826	0.60%	3.21%	0.74%	5.08%
Year Ended October 31, 2015	$10.19	0.32	(0.27)	0.05	(0.32)	–	(0.32)	$9.92	0.53%	$10,564	0.60%	3.22%	0.70%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.09	0.17	(0.08)	–	(0.08)	$10.19	1.70%	$10,512	0.60%	3.19%	0.82%	0.76%
Period Ended July 31, 2014 (k)	$10.06	0.29	0.04	0.33	(0.29)	–	(0.29)	$10.10	3.32%	$10,332	0.60%	3.34%	0.71%	8.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from August 3, 2010 (commencement of operations) through July 31, 2011. Total return is calculated based on inception date of August 3, 2010 through July 31, 2011.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m.—8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds and Nationwide Funds Group are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this Prospectus)
●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
●	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the U.S. Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

●	on the SEC’s EDGAR database via the internet at www.sec.gov;
●	by electronic request to publicinfo@sec.gov;
●	in person at the SEC’s Public Reference Room in Washington, D.C. (for the SEC’s hours of operation, call 202-551-8090) or
●	by mail by sending your request to U.S. Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents).

©2016 Nationwide Funds Group	PR-CFX 12/16

INDEX FUNDS

Prospectus  March 1, 2016 (as revised December 6, 2016)

Fund and Class	Ticker
Nationwide S&P 500 Index Fund Class A	GRMAX
Nationwide S&P 500 Index Fund Class C	GRMCX
Nationwide S&P 500 Index Fund Class R	GRMRX
Nationwide S&P 500 Index Fund Service Class	GRMSX
Nationwide S&P 500 Index Fund Institutional Class	GRMIX
Nationwide S&P 500 Index Fund Institutional Service Class	GRISX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class A	NWJCX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class C	NWJDX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Class	NWJEX
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	NWJFX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

TABLE OF CONTENTS

2	Fund Summaries
Nationwide S&P 500 Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

8	How the Funds Invest
Nationwide S&P 500 Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

10	Risks of Investing in the Funds

11	Fund Management

13	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

23	Distributions and Taxes

25	Manager-of-Managers Structure

25	Additional Information

26	Financial Highlights

1

FUND SUMMARY: NATIONWIDE S&P 500 INDEX FUND

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor’s 500® Index (“S&P 500 Index”).

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 13 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Service Class Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	0.15%	None	None
Other Expenses	0.24%	0.12%	0.30%	0.30%	0.05%	0.30%
Total Annual Fund Operating Expenses	0.61%	1.24%	0.92%	0.57%	0.17%	0.42%

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$634	$759	$896	$1,293
Class C shares	226	393	681	1,500
Class R shares	94	293	509	1,131
Service Class shares	58	183	318	714
Institutional Class shares	17	55	96	217
Institutional Service Class shares	43	135	235	530

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 9.70% of the average value of its portfolio.

2

FUND SUMMARY: NATIONWIDE S&P 500 INDEX FUND (cont.)

Principal Investment Strategies

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. The S&P 500 Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 Index.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:    15.80% – 2nd qtr. of 2009

Worst Quarter:    -22.11% – 4th qtr. of 2008

Year-to-date total return as of September 30, 2016: 7.38%

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Class R shares is January 30, 2007. Pre-inception historical performance for Class R shares is based on the previous performance of Local Fund shares, which are no longer offered by the Fund. Performance for Class R shares has not been adjusted to reflect the difference in expenses as compared to Local Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-5.05%	10.59%	6.10%
Class A shares – After Taxes on Distributions	-7.48%	9.13%	5.23%
Class A shares – After Taxes on Distributions and Sale of Shares	-0.90%	8.37%	4.87%
Class C shares – Before Taxes	-0.74%	11.22%	6.03%
Class R shares – Before Taxes	0.48%	11.55%	6.44%
Service Class shares – Before Taxes	0.84%	11.93%	6.68%
Institutional Class shares – Before Taxes	1.25%	12.38%	7.11%
Institutional Service Class shares – Before Taxes	0.99%	12.09%	6.84%
S&P 500 Index (The Index does not pay sales charges, fees, expenses or taxes.)	1.38%	12.57%	7.31%

3

FUND SUMMARY: NATIONWIDE S&P 500 INDEX FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

BlackRock Investment Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Service Class: $25,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Service Class, Institutional Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 13 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 116 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses	0.24%	0.22%	0.12%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	1.54%	0.44%	0.57%

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$653	$819	$999	$1,519
Class C shares	257	486	839	1,834
Institutional Class shares	45	141	246	555
Institutional Service Class shares	58	183	318	714

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover rate was 29.07% of the average value of its portfolio.

5

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND (cont.)

Principal Investment Strategies

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all (at least 90%) of its assets in nearly all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Concentration risk – the risk associated with exposure to any one industry or sector. The Fund focuses its investments (i.e., invests more than 25% of its net assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track NYSE Arca Tech 100 Index Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    21.08% – 1st qtr. 2012

Worst quarter:    -22.21% – 4th qtr. 2008

Year-to-date total return as of September 30, 2016: 10.05%

6

FUND SUMMARY: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND (cont.)

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to July 23, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-6.87%	11.32%	8.08%
Class A shares – After Taxes on Distributions	-7.01%	11.24%	8.04%
Class A shares – After Taxes on Distributions and Sales of Shares	-3.77%	9.03%	6.60%
Class C shares – Before Taxes	-2.94%	11.86%	7.96%
Institutional Class shares – Before Taxes	-0.84%	12.95%	8.91%
Institutional Service Class shares – Before Taxes	-0.96%	12.88%	8.88%
NYSE Arca Tech 100 Index (The Index does not pay sales charges, fees, expenses or taxes.)	-1.91%	12.34%	8.79%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Ziegler Capital Management, LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Donald J. Nesbitt	Chief Investment Officer – Core & Value Equities	Since 2002
Mikhail I. Alkhazov	Vice President and Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

HOW THE FUNDS INVEST: NATIONWIDE S&P 500 INDEX FUND

Objective

The Nationwide S&P 500 Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor’s 500® Index (“S&P 500 Index”). This objective can be changed by Nationwide Mutual Fund’s (the “Trust’s”) Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P 500 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 Index.

The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole. As of December 31, 2015, the market capitalizations of companies in the S&P 500 Index ranged from $1.8 billion to $537.2 billion.

The S&P 500 Index is composed of approximately 500 common stocks selected by Standard & Poor’s, most of which are listed on the New York Stock Exchange or NASDAQ. The S&P 500 Index generally is considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. The S&P 500 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor’s selects stocks for the S&P 500 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK and MARKET AND SELECTIONS RISKS, each of which is described in the section “Risks of Investing in the Funds” beginning on page 10.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

8

HOW THE FUNDS INVEST: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Objective

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of December 31, 2015, the market capitalizations for companies included in the NYSE Arca Tech 100 Index ranged from approximately $1.0 billion to $536.7 billion.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all (at least 90%) of its assets in nearly all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund’s investments in the securities included in the NYSE Arca Tech 100 Index may fall temporarily (i.e., up to five trading days) below 90% if the Fund receives cash inflows that it cannot immediately invest, or the subadviser determines it would be imprudent to immediately invest, in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector.

Key Terms:

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CONCENTRATION RISK, EQUITY SECURITIES RISK, INDEX FUND RISK and MARKET AND SELECTION RISKS, each of which is described in the section “Risks of Investing in the Funds” beginning on page 10.

The Fund cannot guarantee that it will achieve its investment objective. Loss of money is a risk of investing in the Fund.

9

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the funds included in this Prospectus (each a “Fund,” collectively the “Funds”), as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Concentration risk – (Nationwide Ziegler NYSE Arca Tech 100 Index Fund) the risk associated with exposure to any one industry or sector. The Fund focuses its investments (i.e., invests more than 25% of its net assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

●	corporate earnings;
●	production;
●	management;
●	sales and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Index fund risk – the Funds do not use defensive strategies or attempt to reduce their exposures to poor performing securities. Therefore, in the event of a general market decline, a Fund’s value may fall more than the value of another mutual fund that does attempt to hedge against such market declines. Also, correlation between a Fund’s performance and that of its target index may be negatively affected by such factors as:

●	failure to fully replicate its target index;
●	changes in the composition of the target index;
●	the timing of purchase and redemption of the Fund’s shares and
●	the Fund’s operating expenses.

Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

10

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadvisers

Subject to oversight by NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee NFA receives.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BlackRock”), 1 University Square Dr., Princeton, NJ 08536, is the subadviser to the Nationwide S&P 500 Index Fund. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.

ZIEGLER CAPITAL MANAGEMENT, LLC (“ZIEGLER”) serves as subadviser to the Nationwide Ziegler NYSE Arca Tech 100 Index Fund. Ziegler is a registered investment adviser and is organized as a Wisconsin limited liability company. Ziegler is a wholly owned subsidiary of Stifel Financial Corporation. Ziegler’s address is 70 West Madison Street, Suite 2400, Chicago, IL 60602. As of December 31, 2015, Ziegler had approximately $9.8 billion in assets under management. Ziegler (and its predecessors) have been providing investment management services since 1984.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds’ semiannual report to shareholders, which covers the period ended April 30, 2016.

Management Fees

Each Fund pays the Adviser a management fee based on each Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2015, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
Nationwide S&P 500 Index Fund	0.12%
Nationwide Ziegler NYSE Arca Tech 100 Index Fund	0.31%

Portfolio Management

Nationwide S&P 500 Index Fund

The Fund is managed by a team comprising Greg Savage, CFA, Alan Mason, Creighton Jue, CFA, and Rachel Aguirre. This team is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Savage, CFA, Managing Director, is the Head of iShares Equity Portfolio Management team within BlackRock’s Index Equity team. He is responsible for overseeing the management of the Americas Listed iShares Equity Funds. Mr. Savage’s service with the firm dates back to 1999, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company from 1997 to 1999 in various roles. Mr. Savage earned a Bachelor’s in Accounting from the University of Colorado at Boulder in 1994.

Mr. Mason, Managing Director, is head of the Americas Beta Strategies Portfolio Management team. Mr. Mason is also a member of the Beta Strategies and U.S. Defined Contribution leadership teams as well as the firm’s Human Capital Committee. Prior to these roles, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason’s service with the firm dates back to 1991, including his years with BGI, which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently, as head of Global Portfolio Management, Client Solutions. Mr. Mason earned a B.A. from Baylor University of Louisville in 1989, graduating with honors, and an M.A. from University of California Berkeley in 1991.

Mr. Jue, CFA, Managing Director, is Head of BlackRock’s Alternative Beta Strategies team, part of Beta Strategies. He is responsible for managing BlackRock’s Index Plus strategies, currency hedge products and derivative overlay mandates. Mr. Jue’s service with the firm dates back to 2000, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was responsible for BGI’s institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets. Mr. Jue earned a B.A. in economics from University of California, Irvine, in 1992.

Ms. Aguirre, Director and Senior Portfolio Manager, leads the Developed Markets Institutional Index Equity team. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies. Mrs. Aguirre’s service with the firm dates back to 2005, including her years with BGI, which merged with BlackRock in 2009. At BGI, she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a

11

FUND MANAGEMENT (cont.)

Portfolio Manager and Strategist in BGI’s Fixed Income Group, focusing on Liability Driven Investing. Ms. Aguirre earned a B.S. in Mathematics from the College of Creative Studies at University of California Santa Barbara in 2003. She earned an M.S. in Financial Mathematics from Stanford University in 2004.

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Donald J. Nesbitt is responsible for the day-to-day management of the Fund. Mikhail I. Alkhazov supports Mr. Nesbitt in the management of the Fund.

Mr. Nesbitt is Chief Investment Officer—Core & Value Equities of Ziegler and has been associated with Ziegler since 2002.

Mr. Alkhazov is Vice President and Portfolio Manager for Ziegler and has been associated with Ziegler since 2000.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

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INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest;
●	total costs and expenses associated with a particular share class and
●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Class R, Institutional Service Class, Service Class, and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class, Service Class, and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 5.75%	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee up to 0.25%	No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Administrative services fee up to 0.25%	Maximum investment amount of $1,000,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 1.00% on any Class A shares you redeem within 18 months of purchase.

[2]	This limit is calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the

13

INVESTING WITH NATIONWIDE FUNDS (cont.)

current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases.
●

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except Nationwide Government Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

●

Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (excluding the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

●

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

●	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
●	retirement plan customers of Nationwide Financial Services, Inc. or one of its subsidiaries;
●

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
●	investment advisory clients of the Adviser and its affiliates;
●	Trustees and retired Trustees of the Trust;
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser or its affiliates and
●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “ Waiver of Class A Sales Charges” above;
●	if no finder’s fee was paid or
●	to shares acquired through reinvestment of dividends or capital gains distributions.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Contingent Deferred Sales Charge on Certain Sales of Class A Shares

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

●	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
●	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
●	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and
●	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available only to Institutional Accounts

The Funds offer Class R, Institutional Service Class, Institutional Class and Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan. Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer including:

●	the level of distribution and administrative services the plan requires;
●	the total expenses of the share class and
●	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation, depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans, including:

●	401(k) plans;
●	457 plans;
●	403(b) plans;
●	profit-sharing and money purchase pension plans;
●	defined benefit plans;
●	non-qualified deferred compensation plans and
●	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans generally are small- and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

●	institutional non-retirement accounts;
●	traditional and Roth IRAs;
●	Coverdell Education Savings Accounts;
●	SEPs and SAR-SEPs;

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INVESTING WITH NATIONWIDE FUNDS (cont.)

●	SIMPLE IRAs;
●	one-person Keogh plans;
●	individual 403(b) plans or
●	529 Plan accounts.

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are sold without a sales charge. Institutional Service Class shares are not subject to Rule 12b-1 fees. Institutional Service Class and Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals;
●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●	fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
●	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●	current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class shares only).

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

●	funds-of-funds offered by the Distributor or other affiliates of the Funds;
●	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	high net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
●	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R and Service Class shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R and Service Class shares pay the Distributor annual fees of the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% of which may be a service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)
Service Class shares	0.15% (distribution or service fee)

Administrative Services Fees

Class A, Class C, Class R, Service Class and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A, Class C, Class R and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class C, Class R, Service Class and Institutional Service Class shares.

For the fiscal year ended October 31, 2015, administrative services fees were estimated to be as follows:

Nationwide S&P 500 Index Fund Class A, Class C, Class R, Service Class and Institutional Service Class shares: 0.19%, 0.07%, 0.25%, 0.25%, and 0.25%, respectively.

16

INVESTING WITH NATIONWIDE FUNDS (cont.)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class A, Class C and Institutional Service Class shares: 0.12%, 0.10% and 0.13%, respectively.

Because these fees are paid out of a Fund’s Class A, Class C, Class R, Service Class and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Adviser’s affiliates;
●	broker-dealers;
●	financial institutions and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;
●	hear fund price information and
●	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund Prospectuses;
●	obtain information on the Nationwide Funds;
●	access your account information and
●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s net asset value (NAV) to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●  your bank may charge a fee to wire funds.

●  the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

●  your financial institution also may charge a fee for receiving the wire.

●  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds may be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

18

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
●

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., an independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, generally are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities.

When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to a Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

19

INVESTING WITH NATIONWIDE FUNDS (cont.)

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

●	New Year’s Day
●	Martin Luther King, Jr. Day
●	Presidents’ Day
●	Good Friday
●	Memorial Day
●	Independence Day
●	Labor Day
●	Thanksgiving Day
●	Christmas Day
●	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Service Class Shares
To open an account	$25,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;
●	date of birth (for individuals);
●	residential or business street address (although post office boxes are still permitted for mailing) and
●	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the low-balance fee.

●

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed. These redemptions will be taxable events to shareholders. See “Distributions and Taxes—Selling and Exchanging Shares” below.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

●	both accounts have the same registration;

20

INVESTING WITH NATIONWIDE FUNDS (cont.)

●	your first purchase in the new fund meets its minimum investment requirement and
●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

●	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).

Exchanges into the Nationwide Government Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Government Money Market Fund, and between Service Class shares of the Funds and Service Class shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Funds and the Investor Shares of the Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted or
●	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

●	is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

21

INVESTING WITH NATIONWIDE FUNDS (cont.)

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	your account address has changed within the last 30 calendar days;
●	the redemption check is made payable to anyone other than the registered shareholder;
●	the proceeds are mailed to any address other than the address of record or
●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

●	disrupt portfolio management strategies;
●	increase brokerage and other transaction costs and
●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also are be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

●	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries generally are based on average annual net assets during the fiscal year ended October 31, 2015, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2015. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

22

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each of the Nationwide S&P 500 Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;
●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●

for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains rates, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund

23

DISTRIBUTIONS AND TAXES (cont.)

and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sales of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

24

MANAGER-OF-MANAGERS STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

●	performing initial due diligence on prospective Fund subadvisers;
●	monitoring subadviser performance, including ongoing analysis and periodic consultations;
●	communicating performance expectations and evaluations to the subadvisers;
●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●	selecting Fund subadvisers.

The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

25

FINANCIAL HIGHLIGHTS: NATIONWIDE S&P 500 INDEX FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or fiscal periods ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charge). Except with respect to the six-month period ended April 30, 2016, and with respect to periods prior to July 31, 2014 for the Nationwide Ziegler NYSE Arca Tech 100 Index Fund, information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request. The information for the six-month period ended April 30, 2016, has been derived from the Funds’ unaudited financial statements, which are included in the Funds’ Semiannual Report, which is available upon request.

Information presented for the Nationwide Ziegler NYSE Arca Tech 100 Index Fund for the periods prior to July 31, 2014 is that of the Predecessor Fund and was audited by the Predecessor Fund’s independent auditor.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$15.27	0.12		(0.13)	(0.01)	(0.16)	(1.34)	(1.50)	–	$13.76	0.14%		$100,052,170	0.61%	1.74%		0.61%	5.66%
Year Ended October 31, 2015	$15.45	0.24	(g)	0.42	0.66	(0.26)	(0.58)	(0.84)	–	$15.27	4.64%		$118,892,195	0.60%	1.59%	(g)	0.60%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	–	$15.45	16.51%	(h)	$124,089,880	0.57%	1.44%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.50%		$112,594,934	0.57%	1.65%		0.57%	3.67%
Year Ended October 31, 2012	$10.47	0.18		1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%		$81,276,957	0.57%	1.63%		0.58%	3.71%
Year Ended October 31, 2011	$9.91	0.15		0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%		$73,439,959	0.62%	1.43%		0.63%	4.12%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$15.02	0.07		(0.12)	(0.05)	(0.13)	(1.34)	(1.47)	–	$13.50	(0.21%	)	$24,670,349	1.24%	1.02%		1.24%	5.66%
Year Ended October 31, 2015	$15.22	0.14	(g)	0.41	0.55	(0.17)	(0.58)	(0.75)	–	$15.02	3.94%		$23,616,808	1.23%	0.93%	(g)	1.23%	9.70%
Year Ended October 31, 2014	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	–	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%
Year Ended October 31, 2013	$11.58	0.13		2.81	2.94	(0.12)	(0.10)	(0.22)	–	$14.30	25.79%		$13,770,861	1.18%	0.98%		1.18%	3.67%
Year Ended October 31, 2012	$10.35	0.11		1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%		$5,938,136	1.21%	0.98%		1.21%	3.71%
Year Ended October 31, 2011	$9.80	0.09		0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%		$3,412,978	1.20%	0.82%		1.21%	4.12%

Class R Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$15.25	0.09		(0.11)	(0.02)	(0.15)	(1.34)	(1.49)	–	$13.74	0.05%		$3,308,509	0.82%	1.36%		0.82%	5.66%
Year Ended October 31, 2015	$15.41	0.20	(g)	0.41	0.61	(0.19)	(0.58)	(0.77)	–	$15.25	4.26%		$2,257,699	0.90%	1.31%	(g)	0.90%	9.70%
Year Ended October 31, 2014	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	–	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%
Year Ended October 31, 2013	$11.69	0.17		2.83	3.00	(0.13)	(0.10)	(0.23)	–	$14.46	26.06%		$2,015,761	0.93%	1.30%		0.93%	3.67%
Year Ended October 31, 2012	$10.45	0.14		1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%		$1,463,340	0.92%	1.24%		0.93%	3.71%
Year Ended October 31, 2011	$9.90	0.11		0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%		$774,839	0.95%	1.07%		0.95%	4.12%

Institutional Service Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$15.34	0.13		(0.12)	0.01	(0.18)	(1.34)	(1.52)	–	$13.83	0.25%		$251,268,502	0.42%	1.84%		0.42%	5.66%
Year Ended October 31, 2015	$15.52	0.27	(g)	0.42	0.69	(0.29)	(0.58)	(0.87)	–	$15.34	4.81%		$248,015,509	0.42%	1.77%	(g)	0.42%	9.70%
Year Ended October 31, 2014	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	–	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%
Year Ended October 31, 2013	$11.77	0.23		2.85	3.08	(0.20)	(0.10)	(0.30)	–	$14.55	26.65%		$172,046,113	0.44%	1.76%		0.44%	3.67%
Year Ended October 31, 2012	$10.51	0.20		1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%		$93,780,481	0.46%	1.74%		0.46%	3.71%
Year Ended October 31, 2011	$9.96	0.17		0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%		$81,543,635	0.45%	1.57%		0.46%	4.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	During the year ended October 31, 2015 the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12%. lower, respectively.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

26

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$15.37	0.15		(0.12)	0.03	(0.20)	(1.34)	(1.54)	–	$13.86	0.37%	$1,653,593,672	0.17%	2.13%		0.17%	5.66%
Year Ended October 31, 2015	$15.55	0.31	(g)	0.42	0.73	(0.33)	(0.58)	(0.91)	–	$15.37	5.06%	$1,755,329,648	0.17%	2.03%	(g)	0.17%	9.70%
Year Ended October 31, 2014	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	–	$15.55	17.03%	$1,936,643,234	0.17%	1.85%		0.17%	3.76%
Year Ended October 31, 2013	$11.79	0.27		2.85	3.12	(0.23)	(0.10)	(0.33)	–	$14.58	26.98%	$1,819,663,954	0.19%	2.07%		0.19%	3.67%
Year Ended October 31, 2012	$10.53	0.23		1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%	$1,968,477,602	0.21%	2.00%		0.21%	3.71%
Year Ended October 31, 2011	$9.97	0.19		0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%	$1,880,635,492	0.20%	1.82%		0.21%	4.12%

Service Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$15.28	0.12		(0.13)	(0.01)	(0.17)	(1.34)	(1.51)	–	$13.76	0.11%	$317,424,580	0.57%	1.75%		0.57%	5.66%
Year Ended October 31, 2015	$15.46	0.25	(g)	0.42	0.67	(0.27)	(0.58)	(0.85)	–	$15.28	4.67%	$349,006,306	0.57%	1.63%	(g)	0.57%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	–	$15.46	16.58%	$390,807,747	0.57%	1.45%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.44%	$403,929,280	0.59%	1.66%		0.59%	3.67%
Year Ended October 31, 2012	$10.46	0.18		1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%	$362,511,511	0.61%	1.60%		0.61%	3.71%
Year Ended October 31, 2011	$9.91	0.15		0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%	$348,833,896	0.60%	1.42%		0.61%	4.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	During the year ended October 31, 2015 the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12%. lower, respectively.

27

FINANCIAL HIGHLIGHTS: NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Six Months Ended April 30, 2016 (Unaudited)	$55.34	0.35	(1.61)	(1.26)	(0.33)	(0.33)	$53.75	(2.29%	)	$226,441,142	0.84%	1.32%		0.84%	15.41%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	(0.39)	$55.34	2.23%		$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (h)	$52.46	0.05	2.01	2.06	—	—	$54.52	3.93%		$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%		$244,041,076	0.91%	0.44%		0.93%	21.68%
Year Ended July 31, 2013	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%		$210,474,970	1.08%	0.37%		1.22%	33.00%
Year Ended July 31, 2012	$32.07	(0.02)	2.29	2.27	—	—	$34.34	7.05%		$170,515,922	1.08%	(0.07%	)	1.27%	30.00%
Year Ended July 31, 2011	$25.62	(0.05)	6.50	6.45	—	—	$32.07	25.17%		$182,410,113	1.08%	(0.15%	)	1.27%	11.00%

Class C Shares
Six Months Ended April 30, 2016 (Unaudited)	$49.98	0.14	(1.46)	(1.32)	(0.19)	(0.19)	$48.47	(2.65%	)	$30,954,622	1.56%	0.58%		1.56%	15.41%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	(0.24)	$49.98	1.48%		$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (h)	$47.70	(0.04)	1.83	1.79	—	—	$49.49	3.75%		$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014	$39.38	—	8.32	8.32	—	—	$47.70	21.13%		$19,986,986	1.57%	(0.23%	)	1.57%	21.68%
Year Ended July 31, 2013	$31.49	(0.08)	7.97	7.89	—	—	$39.38	25.06%		$13,930,080	1.68%	(0.23%	)	1.72%	33.00%
Year Ended July 31, 2012	$29.58	(0.20)	2.11	1.91	—	—	$31.49	6.42%		$11,111,107	1.68%	(0.67%	)	1.77%	30.00%
Year Ended July 31, 2011	$23.78	(0.21)	6.01	5.80	—	—	$29.58	24.43%		$11,269,283	1.68%	(0.75%	)	1.77%	11.00%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2016 (Unaudited)	$55.85	0.42	(1.64)	(1.22)	(0.39)	(0.39)	$54.24	(2.18%	)	$60,682,237	0.59%	1.58%		0.59%	15.41%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	(0.50)	$55.85	2.47%		$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (h)	$52.91	0.08	2.03	2.11	(0.02)	(0.02)	$55.00	3.99%		$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%		$32,435,707	0.66%	0.67%		0.68%	21.68%
Year Ended July 31, 2013	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%		$18,106,198	0.81%	0.64%		0.97%	33.00%
Year Ended July 31, 2012	$32.26	0.06	2.31	2.37	—	—	$34.63	7.35%		$7,575,853	0.81%	0.20%		1.02%	30.00%
Year Ended July 31, 2011	$25.69	0.05	6.52	6.57	—	—	$32.26	25.58%		$5,989,789	0.77%	0.16%		1.02%	11.00%

Institutional Class Shares
Six Months Ended April 30, 2016 (Unaudited)	$55.83	0.44	(1.62)	(1.18)	(0.43)	(0.43)	$54.22	(2.12%	)	$2,254,601	0.47%	1.64%		0.47%	15.41%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	(0.57)	$55.83	2.60%		$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (h)	$52.88	0.10	2.03	2.13	(0.03)	(0.03)	$54.98	4.03%		$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (j)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%		$305,381	0.48%	0.82%		0.48%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

28

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m—8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds and Nationwide Funds Group are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this Prospectus)
●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
●	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the U.S. Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

●	on the SEC’s EDGAR database via the internet at www.sec.gov;
●	by electronic request to publicinfo@sec.gov;
●	in person at the SEC’s Public Reference Room in Washington, D.C. (for the SEC’s hours of operation, call 202-551-8090) or
●	by mail by sending your request to U.S. Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents).

©2016 Nationwide Funds Group	PR-IDX 12/16